UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31, 2012

Date of reporting period: January 1, 2012 – December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Growth Opportunities HLS Fund

2012 Annual Report
December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 12/31/02 - 12/31/02

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Growth Opportunities IA	26.86%	-0.87%	10.54%
Growth Opportunities IB	26.54%	-1.12%	10.27%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
Russell 3000 Growth Index	15.21%	3.15%	7.69%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.66% and 0.91%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.66% and 0.91%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Growth Opportunities HLS Fund

Manager Discussion

December 31, 2012 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 26.86% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the Russell 3000 Growth Index, which returned 15.21% for the same period. The Fund also outperformed the 15.03% return of the average fund in the Lipper VP-UF Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well-received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Large cap stocks (+16%) performed in line with their small cap (+16%) counterparts, but underperformed mid caps (+18%) during the period as measured by the S&P 500, Russell 2000, and S&P MidCap 400 Indexes, respectively. Growth stocks (+15%) trailed Value (+18%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. Nine of ten sectors in the Russell 3000 Growth Index (+15%) rose during the period. The Health Care (+23%), Financials (+22%), and Consumer Discretionary (+20%) sectors gained the most while Utilities (-4%) and Energy (+8%) lagged.

The Fund outperformed its benchmark primarily due to strong security selection. Stock selection was strongest in the Consumer Discretionary, Information Technology, and Telecommunication Services sectors, while results were weaker in the Energy, Industrials, and Materials sectors. Sector allocation, a residual of bottom-up stock selection, added to relative results, due in part to overweight allocations (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and Consumer Discretionary.

The top relative contributors to performance in the Fund during the period were HUGHES Telematics (Telecommunication Services), Apple (Information Technology), and Equinix (Information Technology). Shares of HUGHES Telematics, an automotive voice and data communications company, rose after the company announced it would be acquired by Verizon. We eliminated the position during the period. Shares of Apple, though volatile, also gained for the year based on higher-than-expected margins and the continued popularity of its tablets and smartphones. We trimmed our position. Equinix is a global interconnection and data center company. The stock benefited from the board of directors' September approval of a plan to pursue conversion to a real estate investment trust (REIT). eBay (Information Technology) and Amazon.com (Consumer Discretionary) were among other top absolute contributors.

The top detractors from relative performance in the Fund during the period were Deckers Outdoor (Consumer Discretionary), Riverbed Technology (Information Technology), and Chesapeake Energy (Energy). Shares of Deckers Outdoor, a designer and marketer of fashion-oriented footwear including the UGG and Teva brands, fell after unseasonably warm winter weather hurt sales, and the company issued conservative guidance for 2012 earnings. We eliminated the position during the period. Riverbed Technology, a wide-area networks (WAN) optimization provider offering cloud computing services as well as serving branch offices and data centers, saw its share price decline based on soft earnings and due to concerns about the ongoing impact of a weak demand environment. Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids, underperformed due to concerns regarding corporate governance and questions regarding the company’s ability to fund its capital expenditure plans. Newfield Exploration (Energy) was among other top absolute detractors.

3

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2012 (Unaudited)

What is your outlook?

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures result from the approach’s bottom-up stock selection process and are not explicit management decisions. We continue to look for attractive growth stocks that have company-specific growth drivers rather than a dependence on a cyclical recovery. Our current portfolio positioning reflects a cautiously optimistic outlook on the market environment.

At the end of the period, the Fund was most overweight to Financials, Consumer Discretionary, and Health Care sectors and most underweight the Consumer Staples, Industrials, and Information Technology sectors relative to the benchmark.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	1.0%
Capital Goods (Industrials)	2.5
Commercial and Professional Services (Industrials)	2.6
Consumer Durables and Apparel (Consumer Discretionary)	4.3
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	6.1
Energy (Energy)	7.0
Food and Staples Retailing (Consumer Staples)	2.4
Food, Beverage and Tobacco (Consumer Staples)	1.0
Health Care Equipment and Services (Health Care)	8.5
Insurance (Financials)	3.5
Materials (Materials)	5.7
Media (Consumer Discretionary)	3.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	10.2
Real Estate (Financials)	1.2
Retailing (Consumer Discretionary)	12.0
Software and Services (Information Technology)	17.0
Technology Hardware and Equipment (Information Technology)	8.6
Short-Term Investments	1.2
Other Assets and Liabilities	(1.3)
Total	100.0%

4

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.1%
	Banks - 1.0%
107	M&T Bank Corp.	$10,540

	Capital Goods - 2.5%
118	Chicago Bridge & Iron Co. N.V.	5,468
333	Owens Corning, Inc. ●	12,307
140	Pall Corp.	8,459
		26,234
	Commercial and Professional Services - 2.6%
915	Capita plc	11,312
173	IHS, Inc. ●	16,581
		27,893
	Consumer Durables and Apparel - 4.3%
438	Hanesbrands, Inc. ●	15,698
96	PVH Corp.	10,700
3,687	Samsonite International S.A.	7,738
115	Whirlpool Corp.	11,665
		45,801
	Consumer Services - 2.8%
1,223	Burger King Worldwide, Inc. ●	20,098
—	Diamond Resorts LLC ⌂†	10,152
		30,250
	Diversified Financials - 6.1%
73	BlackRock, Inc.	15,034
310	Citigroup, Inc.	12,279
83	IntercontinentalExchange, Inc. ●	10,317
511	Invesco Ltd.	13,319
306	JP Morgan Chase & Co.	13,442
		64,391
	Energy - 7.0%
198	Anadarko Petroleum Corp.	14,720
94	Apache Corp.	7,403
145	Cabot Oil & Gas Corp.	7,200
189	Cobalt International Energy, Inc. ●	4,637
197	Ensco plc	11,684
422	Peabody Energy Corp.	11,241
102	Pioneer Natural Resources Co.	10,829
196	Southwestern Energy Co. ●	6,558
		74,272
	Food and Staples Retailing - 2.4%
338	CVS Caremark Corp.	16,351
251	Walgreen Co.	9,301
		25,652
	Food, Beverage and Tobacco - 1.0%
314	Constellation Brands, Inc. Class A ●	11,123

	Health Care Equipment and Services - 8.5%
353	Cardinal Health, Inc.	14,554
480	Catamaran Corp. ●	22,623
203	Edwards Lifesciences Corp. ●	18,298
1,117	Hologic, Inc. ●	22,383
123	McKesson Corp.	11,934
		89,792
	Insurance - 3.5%
2,588	AIA Group Ltd.	10,266
397	American International Group, Inc. ●	14,007
222	Aon plc	12,349
		36,622
	Materials - 5.7%
240	Ball Corp.	10,755
324	Crown Holdings, Inc. ●	11,931
305	International Paper Co.	12,135
360	Methanex Corp. ADR	11,481
204	Rock Tenn Co. Class A	14,234
		60,536
	Media - 3.7%
197	AMC Networks, Inc. Class A ●	9,729
3,024	Sirius XM Radio, Inc. w/ Rights ●	8,741
246	Time Warner, Inc.	11,760
171	Walt Disney Co.	8,534
		38,764
	Pharmaceuticals, Biotechnology and Life Sciences - 10.2%
417	Agilent Technologies, Inc.	17,054
199	Auxilium Pharmaceuticals, Inc. ●	3,680
53	Biogen Idec, Inc. ●	7,832
179	Elan Corp. plc ADR ●	1,823
255	Eli Lilly & Co.	12,552
379	Forest Laboratories, Inc. ●	13,394
191	Gilead Sciences, Inc. ●	13,995
329	Merck & Co., Inc.	13,450
24	Onyx Pharmaceuticals, Inc. ●	1,846
4	Prothena Corp. plc ●	32
45	Regeneron Pharmaceuticals, Inc. ●	7,690
169	Watson Pharmaceuticals, Inc. ●	14,544
		107,892
	Real Estate - 1.2%
811	Host Hotels & Resorts, Inc. REIT	12,714

	Retailing - 12.0%
114	Amazon.com, Inc. ●	28,675
109	CarMax, Inc. ●	4,097
282	Dick's Sporting Goods, Inc.	12,838
94	Dufry Group ●	12,371
200	Family Dollar Stores, Inc.	12,656
452	Lowe's Co., Inc.	16,042
23	Priceline.com, Inc. ●	14,390
279	TripAdvisor, Inc. ●	11,709
365	Urban Outfitters, Inc. ●	14,377
		127,155
	Software and Services - 17.0%
343	Akamai Technologies, Inc. ●	14,025
1,343	Cadence Design Systems, Inc. ●	18,143
174	eBay, Inc. ●	8,854
56	Equinix, Inc. ●	11,527
480	Facebook, Inc. ●	12,779
31	Google, Inc. ●	22,132
297	IAC/InterActiveCorp.	14,057
192	LinkedIn Corp. Class A ●	22,073
109	Salesforce.com, Inc. ●	18,249
486	ServiceNow, Inc. ●	14,601
183	Splunk, Inc. ●	5,322
129	Teradata Corp. ●	8,002
419	Tibco Software, Inc. ●	9,220
23	Workday, Inc. Class A ●	1,265
		180,249
	Technology Hardware and Equipment - 8.6%
82	Apple, Inc.	43,626
804	Cisco Systems, Inc.	15,802

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 100.1% - (continued)
	Technology Hardware and Equipment - 8.6% - (continued)
691	EMC Corp. ●		$17,482
614	Juniper Networks, Inc. ●		12,071
39	Palo Alto Networks, Inc. ●		2,110
			91,091
	Total common stocks
	(cost $919,072)		$1,060,971

	Total long-term investments
	(cost $919,072)		$1,060,971

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $292, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $298)
$292	0.19%, 12/31/2012		$292
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $2,075, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $2,116)
2,075	0.23%, 12/31/2012		2,075
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $649, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $662)
649	0.20%, 12/31/2012		649
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $4,088, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $4,169)
4,088	0.17%, 12/31/2012		4,088
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $84, collateralized by FNMA 3.00%, 2032, value of $86)
84	0.25%, 12/31/2012		84
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,876, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $2,934)
2,876	0.20%, 12/31/2012		2,876
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,518, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $2,568)
2,518	0.21%, 12/31/2012		2,518
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $48, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $50)
48	0.17%, 12/31/2012		48
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $172, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $175)
172	0.25%, 12/31/2012		172
			12,802
	Total short-term investments
	(cost $12,802)		$12,802

	Total investments
	(cost $931,874) ▲	101.3%	$1,073,773
	Other assets and liabilities	(1.3)%	(13,895)
	Total net assets	100.0%	$1,059,878

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $929,719 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$152,436
Unrealized Depreciation	(8,382)
Net Unrealized Appreciation	$144,054

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2012, the aggregate value of these securities was $10,152, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	–	Diamond Resorts LLC	$10,110

At December 31, 2012, the aggregate value of these securities was $10,152, which represents 1.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,060,971	$1,009,132	$41,687	$10,152
Short-Term Investments	12,802	–	12,802	–
Total	$1,073,773	$1,009,132	$54,489	$10,152

♦	For the year ended December 31, 2012, investments valued at $7,118 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012
Assets:
Common Stocks	$8,762	$(15,682)	$17,072	*	$—	$—	$—	$—	$—	$10,152
Total	$8,762	$(15,682)	$17,072		$—	$—	$—	$—	$—	$10,152

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $1,764.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund

Statement of Assets and Liabilities

December 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $931,874)	$1,073,773
Cash	1
Receivables:
Investment securities sold	2,833
Fund shares sold	239
Dividends and interest	378
Total assets	1,077,224
Liabilities:
Payables:
Investment securities purchased	16,510
Fund shares redeemed	635
Investment management fees	123
Distribution fees	5
Accrued expenses	73
Total liabilities	17,346
Net assets	$1,059,878
Summary of Net Assets:
Capital stock and paid-in-capital	$964,272
Undistributed net investment income	740
Accumulated net realized loss	(47,033)
Unrealized appreciation of investments	141,899
Net assets	$1,059,878
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$29.90
Shares outstanding	31,821
Net assets	$951,372
Class IB: Net asset value per share	$29.38
Shares outstanding	3,693
Net assets	$108,506

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund

Statement of Operations

For the Year Ended December 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$8,104
Interest	44
Less: Foreign tax withheld	(88)
Total investment income, net	8,060

Expenses:
Investment management fees	6,574
Transfer agent fees	5
Distribution fees - Class IB	289
Custodian fees	14
Accounting services fees	108
Board of Directors' fees	28
Audit fees	16
Other expenses	262
Total expenses (before fees paid indirectly)	7,296
Commission recapture	(93)
Total fees paid indirectly	(93)
Total expenses, net	7,203
Net Investment Income	857

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	103,103
Net realized gain on foreign currency contracts	275
Net realized loss on other foreign currency transactions	(299)
Net Realized Gain on Investments and Foreign Currency Transactions	103,079

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	149,459
Net unrealized appreciation of foreign currency contracts	1
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	149,459
Net Gain on Investments and Foreign Currency Transactions	252,538
Net Increase in Net Assets Resulting from Operations	$253,395

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$857	$35
Net realized gain on investments and foreign currency transactions	103,079	139,867
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	149,459	(234,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	253,395	(94,456)
Capital Share Transactions:
Class IA
Sold	42,949	61,763
Redeemed	(199,200)	(203,281)
Total capital share transactions	(156,251)	(141,518)
Class IB
Sold	18,034	33,532
Redeemed	(45,557)	(50,478)
Total capital share transactions	(27,523)	(16,946)
Net decrease from capital share transactions	(183,774)	(158,464)
Net Increase (Decrease) in Net Assets	69,621	(252,920)
Net Assets:
Beginning of period	990,257	1,243,177
End of period	$1,059,878	$990,257
Undistributed (distribution in excess of) net investment income	$740	$—
Shares:
Class IA
Sold	1,533	2,384
Redeemed	(7,109)	(7,754)
Total share activity	(5,576)	(5,370)
Class IB
Sold	655	1,264
Redeemed	(1,652)	(1,943)
Total share activity	(997)	(679)

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements

December 31, 2012

(000’s Omitted)

1.	Organization:

Hartford Growth Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

12

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

14

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at

15

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2012.

16

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$275	$—	$—	$—	$—	$275
Total	$—	$275	$—	$—	$—	$—	$275

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2012, are as follows:

Amount
Undistributed Ordinary Income	$740
Accumulated Capital and Other Losses*	(49,188)
Unrealized Appreciation†	144,054
Total Accumulated Earnings	$95,606

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(117)
Accumulated Net Realized Gain (Loss)	2,066
Capital Stock and Paid-in-Capital	(1,949)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$6,946
2017	42,242
Total	$49,188

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.  During the year ended December 31, 2012, the Fund utilized $101,131 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

19

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.64%
Class IB	0.89

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,101,963
Sales Proceeds Excluding U.S. Government Obligations	1,276,999

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

21

Hartford Growth Opportunities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$23.57	$0.03	$6.30	$6.33	$–	$–	$–	$–	$29.90
IB	23.22	(0.05)	6.21	6.16	–	–	–	–	29.38

For the Year Ended December 31, 2011
IA	25.86	0.01	(2.30)	(2.29)	–	–	–	–	23.57
IB	25.54	(0.06)	(2.26)	(2.32)	–	–	–	–	23.22

For the Year Ended December 31, 2010
IA	22.00	0.02	3.84	3.86	–	–	–	–	25.86
IB	21.78	(0.04)	3.80	3.76	–	–	–	–	25.54

For the Year Ended December 31, 2009
IA	17.05	0.09	4.96	5.05	(0.10)	–	–	(0.10)	22.00
IB	16.89	0.05	4.89	4.94	(0.05)	–	–	(0.05)	21.78

For the Year Ended December 31, 2008
IA	32.75	0.12	(14.65)	(14.53)	(0.10)	(1.07)	–	(1.17)	17.05
IB	32.40	0.06	(14.47)	(14.41)	(0.03)	(1.07)	–	(1.10)	16.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

22

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

26.86%	$951,372	0.65%	0.65%	0.11%	105%
26.54	108,506	0.90	0.90	(0.15)	–

(8.87)	881,352	0.66	0.66	0.03	113
(9.10)	108,905	0.91	0.91	(0.22)	–

17.56	1,106,030	0.65	0.65	0.08	104
17.28	137,147	0.90	0.90	(0.17)	–

29.61	1,044,454	0.66	0.66	0.53	152	(E)
29.29	144,269	0.91	0.91	0.28	–

(45.66)	752,898	0.64	0.64	0.45	154
(45.80)	123,883	0.89	0.89	0.20	–

23

Report of Independent Registered Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth Opportunities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth Opportunities HLS Fund (one of the portfolios constituting the Hartford HLS Series Fund II, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

24

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Growth Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,007.59	$3.26	$1,000.00	$1,021.89	$3.29	0.65%	184	366
Class IB	$1,000.00	$1,007.46	$4.52	$1,000.00	$1,020.63	$4.55	0.90%	184	366

28

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth Opportunities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1-, 3- and 5-year periods. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

30

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund,

31

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all

32

information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

Hartford Growth Opportunities HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

34

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-GO12 2-13 113542 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Small/Mid Cap Equity HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 12/31/02 - 12/31/02

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
Small/Mid Cap Equity IA	15.87%	2.53%	8.18%
Small/Mid Cap Equity IB	15.58%	2.28%	7.91%
Russell 2500 Index	17.88%	4.34%	10.49%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.87% and 1.12%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.87% and 1.12%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

December 31, 2012 (Unaudited)

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager
As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class IA shares of The Hartford Small/Mid Cap Equity HLS Fund returned 15.87% for the twelve-month period ended December 31, 2012, underperforming its benchmark, the Russell 2500 Index, which returned 17.88%. For the same period, the Fund underperformed the return of the average fund in the Lipper VP-UF Mid Cap Core Funds peer group 16.07%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Hartford Investment Management Company was the sub-adviser on the portfolio during the period January 1, 2012 to June 4, 2012. During this period, U.S. equities rallied at the start of the year based on improving macroeconomic data including lower unemployment levels and improving consumer confidence. Following a strong first quarter, equities retreated in April, fell sharply in May. The Fund underperformed its benchmark during this period.

The largest detractors to relative performance (i.e. performance of the Fund as measured against the benchmark) during the period from January 1, 2012 to June 4, 2012, were Genworth Financial Inc (Financials) and Body Central (Consumer Discretionary). Genworth fell during the period due to a delay in its planned minority public offering of its Australian mortgage insurance business and the resignation of its Chairman and Chief Executive Officer. Body Central, a retailer of young women’s apparel, dropped over 60% during the period after lowering its earnings guidance.

The largest contributors to relative performance during the period from January 1, 2012 to June 4, 2012 were PLX Technology Inc. (Information Technology) and Western Refining Inc. (Energy). PLX Technology shares rose during the period on the announced acquisition of the company by Integrated Device Technology. Western Refining outperformed during the period after releasing better than expected first-quarter financial results.

The Fund outperformed the benchmark for the period June 4, 2012 through December 31, 2012. The primary driver of the Fund’s outperformance was security selection. Stock selection in the Industrials, Energy, and Information Technology sectors contributed to relative performance. This was partially offset by unfavorable stock selection in the Consumer Discretionary, Health Care, and Telecommunication Services sectors. Sector allocation, which is a result of bottom-up security selection, contributed modestly to relative returns during the period. The Fund’s cash position detracted from relative performance in an upward-trending market.

The largest contributors to relative performance for the period June 4, 2012 through December 31, 2012 were Overstock.com (Consumer Discretionary), Taser International (Industrials), and Barrett Business (Industrials). Shares of Overstock.com, an online retailer offering discount brand name, non-brand name and closeout merchandise, rose during the period as the company reported earnings that increased over the prior year and beat expectations. Taser International, a company engaged in the development, manufacture and sale of electronic control devices designed for use in the defense markets, rose during the period as sales increased versus the prior year and the company bought back shares during the period. Barrett Business, a provider of human resource outsourcing and professional management consulting, saw shares rise as demand for HR outsourcing and temporary

3

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

December 31, 2012 (Unaudited)

staffing increased. Our position in HollyFrontier (Energy) contributed to absolute performance (i.e. total return).

The largest detractors from benchmark relative performance for the period June 4, 2012 through December 31, 2012 were Gold Resource (Materials), Tempur-Pedic International (Consumer Discretionary), and Hatteras Financial (Financials). Gold Resource, a gold and silver exploration and production company, saw shares fall as it lowered its production guidance by over 15% in July and lowered it further by another 15% in October. Tempur-Pedic International, a leading global manufacturer and distributor of premium mattresses and pillows, fell sharply after the company lowered its full-year guidance due to competitive pressures. Demand for their new Simplicity product was also weaker than anticipated. Shares of Hatteras Financial, an externally managed mortgage real estate investment trust (REIT), declined as rates for Adjustable Rate Mortgage (ARM) products continued to experience downward pressure, speeding up prepayments and forcing reinvestment into lower spreads. Our position in Radioshack (Consumer Discretionary) detracted from absolute performance.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks.

Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Information Technology, Energy, and Telecommunication Services sectors and most underweight to the Materials, Financials, and Industrials sectors relative to the Russell 2500 Index.

Diversification by Industry
as of December 31, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.7%
Banks (Financials)	4.6
Capital Goods (Industrials)	9.9
Commercial and Professional Services (Industrials)	3.2
Consumer Durables and Apparel (Consumer Discretionary)	4.5
Consumer Services (Consumer Discretionary)	3.1
Diversified Financials (Financials)	4.7
Energy (Energy)	7.2
Food and Staples Retailing (Consumer Staples)	0.4
Food, Beverage and Tobacco (Consumer Staples)	1.7
Health Care Equipment and Services (Health Care)	3.5
Household and Personal Products (Consumer Staples)	1.1
Insurance (Financials)	5.1
Materials (Materials)	5.3
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.4
Real Estate (Financials)	6.6
Retailing (Consumer Discretionary)	5.6
Semiconductors and Semiconductor Equipment (Information Technology)	2.1
Software and Services (Information Technology)	10.8
Technology Hardware and Equipment (Information Technology)	3.8
Telecommunication Services (Services)	1.9
Transportation (Industrials)	1.1
Utilities (Utilities)	4.7
Short-Term Investments	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0%
	Automobiles and Components - 0.7%
13	Cooper Tire & Rubber Co.	$332
12	Lear Corp.	540
		872
	Banks - 4.6%
28	Astoria Financial Corp.	260
21	Banco Latinoamericano De Comercio Exterior S.A. ADR	451
36	CapitalSource, Inc.	276
12	Chemical Financial Corp.	295
9	East West Bancorp, Inc.	202
5	Enterprise Financial Services Corp. ●	65
48	Fifth Third Bancorp	725
48	First BanCorp. ●	217
42	First Commonwealth Financial Corp.	289
105	Huntington Bancshares, Inc.	668
62	KeyCorp	525
8	MainSource Financial Group, Inc.	100
13	Ocwen Financial Corp. ●	453
18	Privatebancorp, Inc.	276
6	Provident Financial Services, Inc.	90
57	Radian Group, Inc.	348
42	Regions Financial Corp.	295
27	Susquehanna Bancshares, Inc.	284
48	Trustco Bank Corp.	255
		6,074
	Capital Goods - 9.9%
9	Actuant Corp. Class A	262
22	Aircastle Ltd.	276
5	Alliant Techsystems, Inc.	316
1	Altra Holdings, Inc.	26
6	American Railcar Industries, Inc. ●	198
3	American Science & Engineering, Inc.	163
15	Ampco-Pittsburgh Corp.	307
16	Babcock & Wilcox Co. ●	406
6	Chicago Bridge & Iron Co. N.V.	260
6	Cubic Corp.	264
15	Dycom Industries, Inc. ●	297
8	EnerSys, Inc. ●	301
7	Enpro Industries, Inc. ●	274
5	Esterline Technologies Corp. ●	286
29	Exelis, Inc.	326
12	Fluor Corp.	678
27	Gencorp, Inc. ●	244
10	Generac Holdings, Inc.	336
10	Huntington Ingalls Industries, Inc. ●	451
18	KBR, Inc.	551
7	L.B. Foster Co. Class A	317
4	Lindsay Corp.	296
21	LSI Industries, Inc.	144
12	MasTec, Inc. ●	307
9	Moog, Inc. Class A ●	386
6	National Presto Industries, Inc.	422
5	Nortek, Inc. ●	331
40	Orbital Sciences Corp. ●	544
11	Sun Hydraulics Corp.	282
74	Taser International, Inc. ●	658
7	Teledyne Technologies, Inc. ●	475
13	Timken Co.	617
6	Toro Co.	267
9	Trex Co., Inc. ●	320
18	URS Corp.	699
10	Wabco Holdings, Inc. ●	671
		12,958
	Commercial and Professional Services - 3.2%
18	Avery Dennison Corp.	625
14	Barrett Business Services, Inc.	515
8	Deluxe Corp.	248
6	Dun & Bradstreet Corp.	504
19	Enernoc, Inc. ●	227
6	Equifax, Inc. ●	343
20	Quad Graphics, Inc.	406
21	Robert Half International, Inc.	664
18	RPX Corp. ●	166
23	Steelcase, Inc.	293
16	Sykes Enterprises, Inc. ●	242
		4,233
	Consumer Durables and Apparel - 4.5%
23	Brunswick Corp.	654
5	Carter's, Inc. ●	295
5	CSS Industries, Inc.	112
5	Garmin Ltd.	184
4	Hanesbrands, Inc. ●	154
18	Harman International Industries, Inc.	790
15	Hooker Furniture Corp.	224
14	iRobot Corp. ●	257
20	Jarden Corp.	1,008
20	Jones (The) Group, Inc.	217
24	Leapfrog Enterprises, Inc. ●	211
4	Nacco Industries, Inc. Class A	231
8	Polaris Industries, Inc.	653
15	Skechers USA, Inc. Class A ●	272
7	Sturm Ruger & Co., Inc.	311
11	Tempur-Pedic International, Inc. ●	349
		5,922
	Consumer Services - 3.1%
8	American Public Education, Inc. ●	296
9	Brinker International, Inc.	276
5	Capella Education Co. ●	150
9	Domino's Pizza, Inc.	392
11	Grand Canyon Education, Inc. ●	258
17	Marriott International, Inc. Class A	622
8	Marriott Vacations Worldwide Corp. ●	338
24	Multimedia Games Holding Co., Inc. ●	352
1	Panera Bread Co. Class A ●	222
7	Papa John's International, Inc. ●	379
4	Strayer Education, Inc.	213
7	Weight Watchers International, Inc.	340
5	Wyndham Worldwide Corp.	261
		4,099
	Diversified Financials - 4.7%
34	American Capital Ltd. ●	404
122	Apollo Investment Corp.	1,017
29	Calamos Asset Management, Inc.	308
30	Compass Diversified Holdings	438
3	Credit Acceptance Corp. ●	295
10	Discover Financial Services, Inc.	393
36	Nasdaq OMX Group, Inc.	890
31	Netspend Holdings, Inc. ●	361
18	New Mountain Finance Corp.	265
2	Portfolio Recovery Associates, Inc. ●	257

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Diversified Financials - 4.7% - (continued)
55	Prospect Capital Corp.	$599
17	Solar Capital Ltd.	407
18	THL Credit, Inc.	268
7	Walter Investment Management Corp. ●	297
		6,199
	Energy - 7.2%
18	Alon USA Energy, Inc.	331
30	Basic Energy Services, Inc. ●	343
11	Berry Petroleum Co.	366
17	Bill Barrett Corp. ●	304
9	Contango ORE, Inc. ●	373
5	Core Laboratories N.V.	499
15	Delek U.S. Holdings, Inc.	367
12	Diamond Offshore Drilling, Inc.	827
6	Energen Corp.	285
7	Energy XXI (Bermuda) Ltd.	212
37	Exco Resources, Inc.	249
56	Green Plains Renewable Energy, Inc. ●	442
14	Helix Energy Solutions Group, Inc. ●	287
62	Hercules Offshore, Inc. ●	383
15	HollyFrontier Corp.	716
44	ION Geophysical Corp. ●	287
14	Matrix Service Co. ●	166
35	Parker Drilling Co. ●	160
101	Rentech, Inc. ●	266
6	REX American Resources Corp. ●	123
21	RPC, Inc.	251
13	Tesoro Corp.	551
29	Vaalco Energy, Inc. ●	255
18	Valero Energy Corp.	630
14	W&T Offshore, Inc.	218
19	Western Refining, Inc.	546
		9,437
	Food and Staples Retailing - 0.4%
195	Rite Aid Corp. ●	265
112	Supervalu, Inc.	275
		540
	Food, Beverage and Tobacco - 1.7%
8	Campbell Soup Co.	276
15	ConAgra Foods, Inc.	445
5	Constellation Brands, Inc. Class A ●	191
29	Dean Foods Co. ●	479
6	Monster Beverage Corp. ●	338
22	Smithfield Foods, Inc. ●	477
1	Vector Group Ltd.	17
		2,223
	Health Care Equipment and Services - 3.5%
24	Allscripts Healthcare Solutions, Inc. ●	225
10	Bio-Reference Laboratories, Inc. ●	278
10	Cantel Medical Corp.	294
11	Community Health Systems, Inc. ●	326
6	Cyberonics, Inc. ●	289
44	Gentiva Health Services, Inc. ●	438
5	ICU Medical, Inc. ●	311
5	Magellan Health Services, Inc. ●	260
9	Masimo Corp. ●	188
11	Molina Healthcare, Inc. ●	287
15	Natus Medical, Inc. ●	167
14	Omnicare, Inc.	516
20	Resmed, Inc.	823
13	Select Medical Holdings Corp. ●	119
		4,521
	Household and Personal Products - 1.1%
9	Energizer Holdings, Inc.	728
13	Herbalife Ltd.	418
7	Nu Skin Enterprises, Inc. Class A	244
		1,390
	Insurance - 5.1%
3	Alleghany Corp. ●	973
16	AmTrust Financial Services, Inc.	445
12	Argo Group International Holdings Ltd.	396
9	Aspen Insurance Holdings Ltd.	296
9	Assurant, Inc.	305
10	Axis Capital Holdings Ltd.	360
4	Everest Re Group Ltd.	451
11	First American Financial Corp.	275
17	Horace Mann Educators Corp.	337
47	Maiden Holdings Ltd.	428
9	Phoenix Cos., Inc. ●	215
8	Primerica, Inc.	249
16	ProAssurance Corp.	684
10	Protective Life Corp.	272
39	Symetra Financial Corp.	500
12	United Fire Group, Inc.	256
8	Validus Holdings Ltd.	259
		6,701
	Materials - 5.3%
16	Chemtura Corp. ●	332
11	Coeur d'Alene Mines Corp. ●	273
2	Cytec Industries, Inc.	138
77	Ferro Corp. ●	323
7	Georgia Gulf Corp.	272
36	Gold Resource Corp.	558
118	Graphic Packaging Holding Co. ●	759
36	Headwaters, Inc. ●	311
37	Huntsman Corp.	593
13	Kraton Performance Polymers, Inc. ●	322
8	LSB Industries, Inc. ●	273
12	Minerals Technologies, Inc.	488
17	Myers Industries, Inc.	251
1	Newmarket Corp.	315
18	P.H. Glatfelter Co.	322
27	Resolute Forest Products ●	352
10	Schweitzer-Mauduit International, Inc.	375
17	SunCoke Energy, Inc. ●	266
6	Westlake Chemical Corp.	460
		6,983
	Media - 1.0%
31	Belo Corp. Class A	238
28	Gannett Co., Inc.	498
29	Global Sources Ltd. ●	187
30	Sinclair Broadcast Group, Inc. Class A	377
		1,300
	Pharmaceuticals, Biotechnology and Life Sciences - 6.4%
8	Acorda Therapeutics, Inc. ●	189
14	Affymax, Inc. ●	262
50	Agenus, Inc. ●	205
16	Auxilium Pharmaceuticals, Inc. ●	291

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 6.4% - (continued)
31	Bruker Corp. ●	$466
53	Cambrex Corp. ●	603
3	Charles River Laboratories International, Inc. ●	130
14	Cubist Pharmaceuticals, Inc. ●	580
35	Dendreon Corp. ●	186
17	Emergent Biosolutions, Inc. ●	278
15	Endo Health Solutions, Inc. ●	407
8	Genomic Health, Inc. ●	226
72	Immunomedics, Inc. ●	209
10	Impax Laboratories, Inc. ●	211
2	Life Technologies Corp. ●	115
8	Momenta Pharmaceuticals, Inc. ●	93
18	Mylan, Inc. ●	503
20	Myriad Genetics, Inc. ●	537
46	Nektar Therapeutics ●	339
11	PAREXEL International Corp. ●	314
58	PDL Biopharma, Inc.	411
9	Pharmacyclics, Inc. ●	515
6	Questcor Pharmaceuticals, Inc.	171
39	Sciclone Pharmaceuticals, Inc. ●	167
10	United Therapeutics Corp. ●	508
12	ViroPharma, Inc. ●	278
13	Warner Chilcott plc	155
		8,349
	Real Estate - 6.6%
12	AG Mortgage Investment Trust, Inc. REIT	286
16	American Capital Mortgage Investment Corp. REIT	368
32	Brandywine Realty Trust REIT	395
18	Capstead Mortgage Corp. REIT	203
24	Franklin Street Properties Corp. REIT	294
37	Hatteras Financial Corp. REIT	928
83	Inland Real Estate Corp. REIT	695
15	Invesco Mortgage Capital REIT	286
32	Mack-Cali Realty Corp. REIT	838
105	MFA Mortgage Investments, Inc. REIT	855
25	Omega Healthcare Investors, Inc. REIT	606
18	PennyMac Mortgage Investment Trust REIT	460
36	Redwood Trust, Inc. REIT	600
23	RLJ Lodging Trust REIT	436
15	Select Income REIT	379
71	Two Harbors Investment Corp. REIT	787
24	Winthrop Realty Trust REIT	264
		8,680
	Retailing - 5.6%
9	Aaron's, Inc.	260
15	American Eagle Outfitters, Inc.	316
10	ANN, Inc. ●	338
19	Chico's FAS, Inc.	341
11	Dick's Sporting Goods, Inc.	519
5	Dillard's, Inc.	436
15	Foot Locker, Inc.	482
10	Francescas Holding Corp. ●	252
10	GNC Holdings, Inc.	326
8	Guess?, Inc.	194
5	Hibbett Sports, Inc. ●	253
9	Lumber Liquidators Holdings, Inc. ●	454
6	O'Reilly Automotive, Inc. ●	492
36	Overstock.com, Inc. ●	519
21	PetMed Express, Inc.	232
9	PetSmart, Inc.	585
8	rue21, Inc. ●	233
10	Sally Beauty Co., Inc. ●	243
9	Select Comfort Corp. ●	241
14	Williams-Sonoma, Inc.	617
		7,333
	Semiconductors and Semiconductor Equipment - 2.1%
19	Advanced Energy Industries, Inc. ●	267
52	Amkor Technology, Inc. ●	219
7	Cirrus Logic, Inc. ●	188
51	Cypress Semiconductor Corp.	550
61	Entropic Communications, Inc. ●	324
21	Kulicke & Soffa Industries, Inc. ●	248
76	LSI Corp. ●	537
11	Photronics, Inc. ●	68
63	PMC-Sierra, Inc. ●	327
		2,728
	Software and Services - 10.8%
15	Acxiom Corp. ●	262
3	Alliance Data Systems Corp. ●	462
6	Amdocs Ltd.	201
8	AOL, Inc. ●	225
26	AVG Technologies N.V. ●	418
19	Booz Allen Hamilton Holding Corp.	264
48	CA, Inc.	1,064
65	Cadence Design Systems, Inc. ●	871
5	Commvault Systems, Inc. ●	332
16	Convergys Corp.	268
11	CoreLogic, Inc. ●	302
30	Dice Holdings, Inc. ●	279
18	Digital River, Inc. ●	258
56	Earthlink, Inc.	362
12	Gartner, Inc. Class A ●	552
13	j2 Global, Inc.	391
32	Jack Henry & Associates, Inc.	1,241
10	Lender Processing Services, Inc.	246
15	LivePerson, Inc. ●	201
7	Manhattan Associates, Inc. ●	420
63	Marchex, Inc.	257
27	Mentor Graphics Corp. ●	466
11	Netscout Systems, Inc. ●	283
14	NIC, Inc.	234
6	Opentable, Inc. ●	283
6	Red Hat, Inc. ●	318
30	Rosetta Stone, Inc. ●	366
8	Solarwinds, Inc. ●	410
5	Syntel, Inc.	289
9	Teradata Corp. ●	576
32	Total System Services, Inc.	683
11	Travelzoo, Inc. ●	207
17	Unisys Corp. ●	285
53	United Online, Inc.	296
18	ValueClick, Inc. ●	344
18	WebMD Health Corp. ●	255
		14,171
	Technology Hardware and Equipment - 3.8%
26	Arris Group, Inc. ●	390
91	Brocade Communications Systems, Inc. ●	483

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Technology Hardware and Equipment - 3.8% - (continued)
39	Calix, Inc. ●		$302
21	Comtech Telecommunications Corp.		536
61	Extreme Networks, Inc. ●		221
8	Itron, Inc. ●		343
43	Kemet Corp. ●		215
12	Lexmark International, Inc.		276
20	Plantronics, Inc.		726
50	Power-One, Inc. ●		206
21	Riverbed Technology, Inc. ●		422
65	STEC, Inc. ●		320
11	Synaptics, Inc. ●		339
6	Western Digital Corp.		255
			5,034
	Telecommunication Services - 1.9%
17	Boingo Wireless, Inc. ●		130
41	Leap Wireless International, Inc. ●		274
10	magicJack VocalTec Ltd. ●		189
38	MetroPCS Communications, Inc. ●		375
62	NII Holdings, Inc. Class B ●		442
9	Telephone & Data Systems, Inc.		197
20	US Cellular Corp. ●		691
21	USA Mobility, Inc.		240
			2,538
	Transportation - 1.1%
22	Alaska Air Group, Inc. ●		926
7	Allegiant Travel Co. ●		507
			1,433
	Utilities - 4.7%
65	AES (The) Corp.		692
25	Alliant Energy Corp.		1,102
6	Chesapeake Utilities Corp.		254
23	El Paso Electric Co.		743
10	IDACORP, Inc.		429
20	MGE Energy, Inc.		1,014
13	Pinnacle West Capital Corp.		673
25	PNM Resources, Inc.		505
28	Portland General Electric Co.		766
			6,178
	Total common stocks
	(cost $119,643)		$129,896

	Total long-term investments
	(cost $119,643)		$129,896

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $26, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $27)
$26	0.19%, 12/31/2012		$26
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $187, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $190)
187	0.23%, 12/31/2012		187
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $58, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $59)
58	0.20%, 12/31/2012		58
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $367, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $375)
367	0.17%, 12/31/2012		367
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $8, collateralized by FNMA 3.00%, 2032, value of $8)
8	0.25%, 12/31/2012		8
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $258, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $264)
258	0.20%, 12/31/2012		258
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $226, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $231)
226	0.21%, 12/31/2012		226
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $4, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $4)
4	0.17%, 12/31/2012		4
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $16, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $16)
16	0.25%, 12/31/2012		16
			1,150
	Total short-term investments
	(cost $1,150)		$1,150

	Total investments
	(cost $120,793) ▲	99.9%	$131,046
	Other assets and liabilities	0.1%	67
	Total net assets	100.0%	$131,113

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $120,960 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,423
Unrealized Depreciation	(4,337)
Net Unrealized Appreciation	$10,086

•	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$129,896	$129,896	$–	$–
Short-Term Investments	1,150	–	1,150	–
Total	$131,046	$129,896	$1,150	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund

Statement of Assets and Liabilities

December 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $120,793)	$131,046
Receivables:
Fund shares sold	74
Dividends and interest	232
Other assets	11
Total assets	131,363
Liabilities:
Bank overdraft	1
Payables:
Fund shares redeemed	212
Investment management fees	20
Distribution fees	1
Accrued expenses	16
Total liabilities	250
Net assets	$131,113
Summary of Net Assets:
Capital stock and paid-in-capital	$109,822
Undistributed net investment income	1,854
Accumulated net realized gain	9,184
Unrealized appreciation of investments	10,253
Net assets	$131,113
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$8.90
Shares outstanding	11,948
Net assets	$106,339
Class IB: Net asset value per share	$8.85
Shares outstanding	2,798
Net assets	$24,774

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund

Statement of Operations

For the Year Ended December 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$3,223
Interest	3
Less: Foreign tax withheld	—
Total investment income, net	3,226

Expenses:
Investment management fees	1,057
Distribution fees - Class IB	68
Custodian fees	23
Accounting services fees	19
Board of Directors' fees	4
Audit fees	11
Other expenses	52
Total expenses (before fees paid indirectly)	1,234
Commission recapture	—
Total fees paid indirectly	—
Total expenses, net	1,234
Net Investment Income	1,992

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	9,633
Net realized gain on futures	247
Net Realized Gain on Investments and Other Financial Instruments	9,880

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	7,481
Net unrealized depreciation of futures	(43)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	7,438
Net Gain on Investments and Other Financial Instruments	17,318
Net Increase in Net Assets Resulting from Operations	$19,310

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$1,992	$874
Net realized gain on investments and other financial instruments	9,880	17,121
Net unrealized appreciation (depreciation) of investments and other financial instruments	7,438	(20,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,310	(2,733)
Distributions to Shareholders:
From net investment income
Class IA	(600)	—
Class IB	(72)	—
Total from net investment income	(672)	—
From net realized gain on investments
Class IA	(13,549)	(8,943)
Class IB	(3,574)	(2,350)
Total from net realized gain on investments	(17,123)	(11,293)
Total distributions	(17,795)	(11,293)
Capital Share Transactions:
Class IA
Sold	20,551	29,860
Issued on reinvestment of distributions	14,149	8,943
Redeemed	(37,429)	(56,877)
Total capital share transactions	(2,729)	(18,074)
Class IB
Sold	5,947	11,929
Issued on reinvestment of distributions	3,646	2,350
Redeemed	(13,469)	(20,897)
Total capital share transactions	(3,876)	(6,618)
Net decrease from capital share transactions	(6,605)	(24,692)
Net Decrease in Net Assets	(5,090)	(38,718)
Net Assets:
Beginning of period	136,203	174,921
End of period	$131,113	$136,203
Undistributed (distribution in excess of)
net investment income	$1,854	$874
Shares:
Class IA
Sold	2,287	2,984
Issued on reinvestment of distributions	1,659	1,072
Redeemed	(4,064)	(5,891)
Total share activity	(118)	(1,835)
Class IB
Sold	639	1,199
Issued on reinvestment of distributions	430	283
Redeemed	(1,472)	(2,149)
Total share activity	(403)	(667)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements

December 31, 2012

(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

14

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

15

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

16

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and

17

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of December 31, 2012, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$247	$—	$—	$247
Total	$—	$—	$—	$247	$—	$—	$247

Net Change in Unrealized Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(43)	$—	$—	$(43)
Total	$—	$—	$—	$(43)	$—	$—	$(43)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages
18

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$11,105	$9,832
Long-Term Capital Gains*	6,690	1,461

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$8,421
Undistributed Long-Term Capital Gain	2,784
Unrealized Appreciation*	10,086
Total Accumulated Earnings	$21,291

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(340)
Accumulated Net Realized Gain (Loss)	340

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, the investment manager contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to the investment manager, a portion of which may be used to compensate the sub-advisers.

20

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; (paid for the period June 4, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $2 billion	0.7000%
On next $2 billion	0.6900%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of January 1, 2012, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

21

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.88%
Class IB	1.13

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$195,832
Sales Proceeds Excluding U.S. Government Obligations	217,412

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

22

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$–	$(1.39)	$8.90
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	–	(1.36)	8.85

For the Year Ended December 31, 2011
IA	9.85	0.06	(0.23)	(0.17)	–	(0.75)	–	(0.75)	8.93
IB	9.83	0.04	(0.24)	(0.20)	–	(0.75)	–	(0.75)	8.88

For the Year Ended December 31, 2010
IA	7.88	0.07	1.96	2.03	(0.06)	–	–	(0.06)	9.85
IB	7.86	0.05	1.96	2.01	(0.04)	–	–	(0.04)	9.83

For the Year Ended December 31, 2009
IA	5.34	0.02	2.54	2.56	(0.02)	–	–	(0.02)	7.88
IB	5.34	0.01	2.52	2.53	(0.01)	–	–	(0.01)	7.86

For the Year Ended December 31, 2008
IA	10.19	0.03	(4.76)	(4.73)	(0.03)	(0.09)	–	(0.12)	5.34
IB(E)	9.04	0.01	(3.60)	(3.59)	(0.02)	(0.09)	–	(0.11)	5.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on March 31, 2008.
(F)	Not annualized.
(G)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

15.87%		$106,339	0.88%		0.88%		1.57%		150%
15.58		24,774	1.13		1.13		1.26		–

(1.13)		107,762	0.87		0.87		0.60		196
(1.38)		28,441	1.12		1.12		0.34		–

25.83		136,913	0.87		0.87		0.82		300
25.52		38,008	1.12		1.12		0.59		–

47.87		114,269	0.87		0.87		0.43		160
47.51		25,176	1.12		1.12		0.17		–

(46.85)		38,447	0.85		0.85		0.53		201
(40.17	)(F)	8,702	1.10	(G)	1.10	(G)	0.32	(G)	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small/Mid Cap Equity HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small/Mid Cap Equity HLS Fund (one of the portfolios constituting the Hartford HLS Series Fund II, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 15, 2013

26

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Small/Mid Cap Equity HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,008.80	$4.46	$1,000.00	$1,020.70	$4.48	0.88%	184	366
Class IB	$1,000.00	$1,008.66	$5.72	$1,000.00	$1,019.45	$5.75	1.13%	184	366

30

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the Fund’s long-term performance, the Board noted the recent change in sub-adviser from Hartford Investment Management Company to Wellington Management. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The

32

Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

33

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund

34

performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford Small/Mid Cap Equity HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-SMC12 2-13 113553 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford SmallCap Growth HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford SmallCap Growth HLS Fund inception 05/02/1994

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12) (1) (2)(3)

	1 Year	5 Year	10 Year
SmallCap Growth IA	17.40%	6.62%	10.76%
SmallCap Growth IB	17.10%	6.35%	10.49%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IB shares commenced on May 1, 2002.  Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares.  The performance after such date reflects actual Class IB share performance.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the gross total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford SmallCap Growth HLS Fund

Manager Discussion

December 31, 2012 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 17.40% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the Russell 2000 Growth Index, which returned 14.59%. For the same period, the Fund also outperformed the return of the average fund in the Lipper VP-UF Small-Cap Growth Funds peer group 14.09%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

Small cap (+16.4%) stocks modestly outperformed large cap stocks (+16.0%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. Value (+18.1%) stocks outperformed Growth (+14.6%) stocks during the period, as measured by the Russell 2000 Value and Russell 2000 Growth Indices. Eight of ten sectors in the Russell 2000 Growth Index had positive returns during the period. Consumer Discretionary (+21.0%), Materials (+20.8%), and Telecommunication Services (+19.1%) performed best, while Energy (-9.4%) and Utilities (-5.2%) posted negative returns.

The Fund’s outperformance relative to the benchmark was driven by strong stock selection in the Energy, Industrials, and Consumer Discretionary sectors, which offset weaker selection in Health Care, Information Technology, and Telecommunication Services. Sector allocation, which is a result of bottom-up security selection, detracted during the period due primarily to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Utilities. A modest cash position also detracted from relative results in an upward trending market.

The top contributors to relative and absolute performance were Ocwen Financial (Financials), CVR Energy (Energy), and SolarWinds (Information Technology). Shares of Ocwen Financial rose during the period as the company acquired a profitable loan servicing business and improved its earnings. Shares of oil and gas refiner CVR Energy climbed during the period due to increased profit margins in its refining and nitrogen fertilizer businesses. SolarWinds, an enterprise software company, saw its shares rise during the period after the company posted strong earnings, beating consensus expectations.

The top relative detractors included software company Higher One Holdings (Information Technology), semiconductor company GT Advanced Technologies (Information Technology), and Salix Pharmaceuticals (Health Care.) Shares of Higher One Holdings, a provider of financial disbursement solutions to higher education institutions, declined after the company lowered its earnings guidance for the 2012 fiscal year. Shares of GT Advanced Technologies declined during the period due to concerns about profitability and news that the company would lay off 25% of its workforce. Shares of Salix Pharmaceuticals, a pharmaceutical firm focused on the treatment of gastrointestinal diseases, declined on the news that Relistor, which is approved for opioid-induced constipation in cancer patients, received a complete response letter (CRL) for approval in a broader patient population; the CRL requested additional clinical data. Top detractors from absolute returns during the period also included AVEO Pharmaceuticals (Health Care).

What is the outlook?

Disciplined portfolio construction allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection as a way to generate benchmark-relative outperformance. We seek to avoid surprises from unintended, uncompensated “risks”.

3

Hartford SmallCap Growth HLS Fund

Manager Discussion – (continued)

December 31, 2012 (Unaudited)

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Energy, Industrials, and Utilities. Information Technology, Health Care, and Consumer Discretionary constituted the greatest underweights relative to the benchmark in the Fund at the end of the period.

Diversification by Industry

as of December 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.3%
Banks (Financials)	2.4
Capital Goods (Industrials)	13.3
Commercial and Professional Services (Industrials)	2.9
Consumer Durables and Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	4.1
Diversified Financials (Financials)	1.5
Energy (Energy)	7.2
Food and Staples Retailing (Consumer Staples)	1.2
Food, Beverage and Tobacco (Consumer Staples)	1.5
Health Care Equipment and Services (Health Care)	7.8
Household and Personal Products (Consumer Staples)	1.4
Insurance (Financials)	1.2
Materials (Materials)	4.6
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	11.7
Real Estate (Financials)	2.5
Retailing (Consumer Discretionary)	5.5
Semiconductors and Semiconductor Equipment (Information Technology)	1.8
Software and Services (Information Technology)	15.2
Technology Hardware and Equipment (Information Technology)	4.2
Telecommunication Services (Services)	0.5
Transportation (Industrials)	2.2
Utilities (Utilities)	0.5
Short-Term Investments	0.9
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford SmallCap Growth HLS Fund

Schedule of Investments

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles and Components - 1.3%
41	Cooper Tire & Rubber Co.	$1,030
15	Dana Holding Corp.	241
126	Tenneco Automotive, Inc. ●	4,408
53	Winnebago Industries, Inc. ●	913
		6,592
	Banks - 2.4%
215	Boston Private Financial Holdings, Inc.	1,935
87	First Merchants Corp.	1,297
80	Flushing Financial Corp.	1,233
135	Ocwen Financial Corp. ●	4,669
158	Umpqua Holdings Corp.	1,865
34	Wintrust Financial Corp.	1,261
		12,260
	Capital Goods - 13.3%
45	A.O. Smith Corp.	2,833
47	AAON, Inc.	973
62	Acuity Brands, Inc.	4,191
121	Altra Holdings, Inc.	2,676
4	American Science & Engineering, Inc.	254
53	Applied Industrial Technologies, Inc.	2,213
15	Argan, Inc.	265
85	Astronics Corp. ●	1,945
12	Astronics Corp. Class B ●	254
72	AZZ, Inc.	2,774
88	Belden, Inc.	3,976
52	Chart Industries, Inc. ●	3,452
4	Cubic Corp.	212
42	Dycom Industries, Inc. ●	822
26	Enpro Industries, Inc. ●	1,043
7	ESCO Technologies, Inc.	262
35	Esterline Technologies Corp. ●	2,217
40	Franklin Electric Co., Inc.	2,487
73	Gencorp, Inc. ●	670
13	Generac Holdings, Inc.	456
119	GrafTech International Ltd. ●	1,117
67	Heico Corp.	3,020
55	Lennox International, Inc.	2,908
42	Lindsay Corp.	3,326
64	Meritor, Inc. ●	302
4	Middleby Corp. ●	462
58	Moog, Inc. Class A ●	2,376
21	Mueller Industries, Inc.	1,041
52	Mueller Water Products, Inc.	291
9	National Presto Industries, Inc.	587
48	Nordson Corp.	3,023
7	Nortek, Inc. ●	470
60	Polypore International, Inc. ●	2,773
82	Sun Hydraulics Corp.	2,132
123	Taser International, Inc. ●	1,103
66	Teledyne Technologies, Inc. ●	4,266
6	Tennant Co.	251
13	Trex Co., Inc. ●	491
105	Trimas Corp. ●	2,932
37	USG Corp. ●	1,047
6	Woodward, Inc.	217
20	Xerium Technologies, Inc. ●	62
		68,172
	Commercial and Professional Services - 2.9%
22	Corporate Executive Board Co.	1,059
112	Deluxe Corp.	3,605
32	Enernoc, Inc. ●	370
64	Exponent, Inc. ●	3,592
80	GP Strategies Corp. ●	1,647
12	HNI Corp.	367
19	Interface, Inc.	304
118	On Assignment, Inc. ●	2,400
38	RPX Corp. ●	339
60	Steelcase, Inc.	767
33	Sykes Enterprises, Inc. ●	499
		14,949
	Consumer Durables and Apparel - 3.6%
84	Arctic Cat, Inc. ●	2,806
49	Brunswick Corp.	1,425
228	Fifth & Pacific Cos., Inc. ●	2,844
45	Leapfrog Enterprises, Inc. ●	384
18	Movado Group	564
11	Polaris Industries, Inc.	910
58	Smith & Wesson Holding Corp. ●	486
79	Steven Madden Ltd. ●	3,353
9	Sturm Ruger & Co., Inc.	388
60	True Religion Apparel, Inc.	1,526
10	Vera Bradley, Inc. ●	251
48	Warnaco Group, Inc. ●	3,470
		18,407
	Consumer Services - 4.1%
21	American Public Education, Inc. ●	744
219	Bloomin' Brands, Inc. ●	3,427
105	Brinker International, Inc.	3,257
47	Buffalo Wild Wings, Inc. ●	3,392
17	Caesars Entertainment Corp. ●	118
22	Capella Education Co. ●	619
71	Cheesecake Factory, Inc.	2,335
29	Domino's Pizza, Inc.	1,280
37	Grand Canyon Education, Inc. ●	868
106	Ignite Restaurant Group, Inc. ●	1,383
36	Multimedia Games Holding Co., Inc. ●	533
63	Sotheby's Holdings	2,131
12	Strayer Education, Inc.	685
17	Texas Roadhouse, Inc.	277
		21,049
	Diversified Financials - 1.5%
151	DFC Global Corp. ●	2,803
42	Green Dot Corp. ●	516
33	Netspend Holdings, Inc. ●	388
35	Portfolio Recovery Associates, Inc. ●	3,713
5	World Acceptance Corp. ●	343
		7,763
	Energy - 7.2%
56	Alon USA Energy, Inc.	1,010
43	Basic Energy Services, Inc. ●	491
86	Berry Petroleum Co.	2,898
23	Contango ORE, Inc. ●	957
48	CVR Energy, Inc. ●	2,341
86	Energy XXI (Bermuda) Ltd.	2,779
68	EPL Oil & Gas, Inc. ●	1,523
4	Geospace Technologies Corp. ●	329
23	Global Geophysical Services, Inc. ●	87
73	Gulfmark Offshore, Inc. ●	2,507

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Energy - 7.2% - (continued)
47	Gulfport Energy Corp. ●	$1,785
15	Hornbeck Offshore Services, Inc. ●	530
526	ION Geophysical Corp. ●	3,424
89	PBF Energy, Inc. ●	2,583
47	PDC Energy, Inc. ●	1,566
246	Rentech, Inc. ●	648
10	REX American Resources Corp. ●	193
159	Rex Energy Corp. ●	2,070
96	Rosetta Resources, Inc. ●	4,360
55	SemGroup Corp. ●	2,137
62	Vaalco Energy, Inc. ●	538
56	W&T Offshore, Inc.	898
42	Western Refining, Inc.	1,194
		36,848
	Food and Staples Retailing - 1.2%
73	Casey's General Stores, Inc.	3,855
85	Natural Grocers by Vitamin Cottage, Inc. ●	1,630
406	Rite Aid Corp. ●	552
147	Supervalu, Inc.	363
		6,400
	Food, Beverage and Tobacco - 1.5%
11	Boston Beer Co., Inc. Class A ●	1,530
35	Cal-Maine Foods, Inc.	1,408
155	Darling International, Inc. ●	2,493
12	Hain Celestial Group, Inc. ●	667
17	J&J Snack Foods Corp.	1,106
40	Pilgrim's Pride Corp. ●	287
6	Sanderson Farms, Inc.	280
2	Vector Group Ltd.	26
		7,797
	Health Care Equipment and Services - 7.8%
5	Analogic Corp.	357
17	Anika Therapeutics, Inc. ●	171
7	athenahealth, Inc. ●	514
8	Atrion Corp.	1,513
38	Cantel Medical Corp.	1,127
16	Centene Corp. ●	656
36	Corvel Corp. ●	1,608
78	Cyberonics, Inc. ●	4,093
15	Cynosure, Inc. Class A ●	364
192	Dexcom, Inc. ●	2,614
76	Globus Medical, Inc. ●	795
188	HealthSouth Corp. ●	3,963
21	Heartware International, Inc. ●	1,804
77	ICU Medical, Inc. ●	4,714
8	Magellan Health Services, Inc. ●	397
133	Masimo Corp. ●	2,802
15	MedAssets, Inc. ●	248
351	Merge Healthcare, Inc. ●	867
14	Molina Healthcare, Inc. ●	388
35	Natus Medical, Inc. ●	390
12	Neogen Corp. ●	535
31	Orthofix International N.V. ●	1,235
58	Owens & Minor, Inc.	1,654
8	STERIS Corp.	281
14	SurModics, Inc. ●	320
84	U.S. Physical Therapy, Inc.	2,301
70	Volcano Corp. ●	1,642
51	Wellcare Health Plans, Inc. ●	2,477
		39,830
	Household and Personal Products - 1.4%
81	Elizabeth Arden, Inc. ●	3,627
20	Medifast, Inc. ●	528
80	Nu Skin Enterprises, Inc. Class A	2,950
10	Usana Health Sciences, Inc. ●	339
		7,444
	Insurance - 1.2%
67	Amerisafe, Inc. ●	1,839
—	AmTrust Financial Services, Inc.	11
35	First American Financial Corp.	838
43	Greenlight Capital Re Ltd. Class A ●	981
18	Homeowners Choice, Inc.	372
60	Protective Life Corp.	1,723
12	Validus Holdings Ltd.	422
		6,186
	Materials - 4.6%
23	American Vanguard Corp.	699
10	Balchem Corp.	353
48	Chemtura Corp. ●	1,010
5	Eagle Materials, Inc.	298
11	Georgia Gulf Corp.	434
37	Gold Resource Corp.	566
288	Graphic Packaging Holding Co. ●	1,863
289	Headwaters, Inc. ●	2,475
6	LSB Industries, Inc. ●	223
36	Minerals Technologies, Inc.	1,445
45	Myers Industries, Inc.	686
5	Newmarket Corp.	1,339
143	Olin Corp.	3,094
11	P.H. Glatfelter Co.	192
159	PolyOne Corp.	3,243
30	Schweitzer-Mauduit International, Inc.	1,163
102	Silgan Holdings, Inc.	4,253
7	Stepan Co.	394
		23,730
	Media - 1.1%
101	Arbitron, Inc.	4,716
33	Belo Corp. Class A	252
10	Global Sources Ltd. ●	64
20	ReachLocal, Inc. ●	253
16	Sinclair Broadcast Group, Inc. Class A	196
8	Valassis Communications, Inc. ●	216
		5,697
	Pharmaceuticals, Biotechnology and Life Sciences - 11.7%
76	3SBio, Inc. ADR ●	1,039
102	Acorda Therapeutics, Inc. ●	2,537
16	Affymax, Inc. ●	300
48	Agenus, Inc. ●	196
202	Alkermes plc ●	3,738
49	Auxilium Pharmaceuticals, Inc. ●	914
165	Aveo Pharmaceuticals, Inc. ●	1,329
282	BioDelivery Sciences International, Inc. ●	1,214
156	Bruker Corp. ●	2,381
240	Cadence Pharmaceuticals, Inc. ●	1,151
33	Cambrex Corp. ●	378
122	Cubist Pharmaceuticals, Inc. ●	5,113
11	Cumberland Pharmaceuticals, Inc. ●	46

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 11.7% - (continued)
14	Emergent Biosolutions, Inc. ●	$225
27	Endocyte, Inc. ●	243
352	Exelixis, Inc. ●	1,609
15	Genomic Health, Inc. ●	395
174	Immunogen, Inc. ●	2,214
102	Incyte Corp. ●	1,688
163	Ironwood Pharmaceuticals, Inc. ●	1,807
112	Lexicon Pharmaceuticals, Inc. ●	248
208	Medicines Co. ●	4,994
121	Nektar Therapeutics ●	893
146	Neurocrine Biosciences, Inc. ●	1,090
282	NPS Pharmaceuticals, Inc. ●	2,570
41	Obagi Medical Products, Inc. ●	560
155	Optimer Pharmaceuticals, Inc. ●	1,404
42	Orexigen Therapeutics, Inc. ●	219
87	PAREXEL International Corp. ●	2,578
150	PDL Biopharma, Inc.	1,055
22	Pharmacyclics, Inc. ●	1,262
38	Pozen, Inc. ●	190
49	Puma Biotechnology, Inc. ●	913
24	Questcor Pharmaceuticals, Inc.	629
228	Rigel Pharmaceuticals, Inc. ●	1,484
77	Salix Pharmaceuticals Ltd. ●	3,115
87	Santarus, Inc. ●	950
83	Sciclone Pharmaceuticals, Inc. ●	357
137	Seattle Genetics, Inc. ●	3,174
100	Siga Technologies, Inc. ●	261
24	Spectrum Pharmaceuticals, Inc. ●	263
95	Sunesis Pharmaceuticals, Inc. ●	399
24	Synta Pharmaceuticals Corp. ●	218
93	Tesaro, Inc. ●	1,575
184	Trius Therapeutics, Inc. ●	881
82	Ventrus Biosciences, Inc. ●	177
66	XOMA Corp. ●	159
		60,135
	Real Estate - 2.5%
38	Apollo Residential Mortgage, Inc. REIT	765
79	Colonial Properties Trust REIT	1,685
72	Coresite Realty Corp. REIT	1,989
191	Glimcher Realty Trust REIT	2,119
179	Inland Real Estate Corp. REIT	1,499
79	Omega Healthcare Investors, Inc. REIT	1,891
4	PS Business Parks, Inc. REIT	273
223	Sunstone Hotel Investors, Inc. REIT ●	2,391
		12,612
	Retailing - 5.5%
26	ANN, Inc. ●	881
163	Ascena Retail Group, Inc. ●	3,006
14	Blue Nile, Inc. ●	527
26	Body Central Corp. ●	262
26	Buckle (The), Inc.	1,141
3	Children's Place Retail Stores, Inc. ●	146
62	Core-Mark Holding Co., Inc.	2,934
50	DSW, Inc.	3,273
20	Francescas Holding Corp. ●	506
41	Group 1 Automotive, Inc.	2,511
5	Hibbett Sports, Inc. ●	258
68	Hot Topic, Inc.	659
4	HSN, Inc.	220
65	Lumber Liquidators Holdings, Inc. ●	3,431
121	Mattress Firm Holding Corp. ●	2,964
60	Overstock.com, Inc. ●	866
64	PetMed Express, Inc.	714
97	rue21, Inc. ●	2,767
30	Select Comfort Corp. ●	779
13	Tilly's, Inc. Class A ●	181
		28,026
	Semiconductors and Semiconductor Equipment - 1.8%
19	Ceva, Inc. ●	306
90	Entropic Communications, Inc. ●	473
84	Kulicke & Soffa Industries, Inc. ●	1,002
416	Mindspeed Technologies, Inc. ●	1,946
125	Nanometrics, Inc. ●	1,796
57	Silicon Image, Inc. ●	285
87	Ultratech Stepper, Inc. ●	3,243
		9,051
	Software and Services - 15.2%
109	Aspen Technology, Inc. ●	3,019
33	AVG Technologies N.V. ●	518
53	Bazaarvoice, Inc. ●	492
51	Broadsoft, Inc. ●	1,860
20	CACI International, Inc. Class A ●	1,079
21	Carbonite, Inc. ●	194
56	Cass Information Systems, Inc.	2,381
32	Commvault Systems, Inc. ●	2,251
58	Constant Contact, Inc. ●	825
59	CSG Systems International, Inc. ●	1,078
78	Dice Holdings, Inc. ●	715
27	Digital River, Inc. ●	391
79	Ebix, Inc.	1,268
75	Fair Isaac, Inc.	3,160
99	Fleetmatics Group Ltd. ●	2,481
84	Global Cash Access, Inc. ●	659
23	Guidance Software, Inc. ●	269
9	Heartland Payment Systems, Inc.	268
207	Higher One Holdings, Inc. ●	2,178
73	Imperva, Inc. ●	2,304
111	j2 Global, Inc.	3,401
113	Keynote Systems, Inc.	1,599
252	LivePerson, Inc. ●	3,311
29	Manhattan Associates, Inc. ●	1,732
25	MicroStrategy, Inc. ●	2,308
384	Mitek Systems, Inc. ●	1,234
104	Netscout Systems, Inc. ●	2,694
17	Opentable, Inc. ●	830
164	Parametric Technology Corp. ●	3,703
89	QLIK Technologies, Inc. ●	1,931
38	Rosetta Stone, Inc. ●	464
280	Sapient Corp. ●	2,956
45	Solarwinds, Inc. ●	2,385
35	Solera Holdings, Inc.	1,850
42	Sourcefire, Inc. ●	1,966
43	Splunk, Inc. ●	1,256
56	SS&C Technologies Holdings, Inc. ●	1,288
8	Syntel, Inc.	429
21	Travelzoo, Inc. ●	395
82	Tyler Corp. ●	3,982
22	Unisys Corp. ●	387
71	ValueClick, Inc. ●	1,368

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Software and Services - 15.2% - (continued)
64	VeriFone Systems, Inc. ●	$1,893
14	Websense, Inc. ●	211
80	WEX, Inc.	6,025
80	XO Group, Inc. ●	748
		77,736
	Technology Hardware and Equipment - 4.2%
38	ADTRAN, Inc.	739
101	Arris Group, Inc. ●	1,513
117	Aruba Networks, Inc. ●	2,435
59	Calix, Inc. ●	452
23	Ciena Corp. ●	361
53	Coherent, Inc. ●	2,667
52	Comtech Telecommunications Corp.	1,308
23	Interdigital, Inc.	949
69	Kemet Corp. ●	345
21	Loral Space & Communications, Inc.	1,123
10	MTS Systems Corp.	484
131	Oplink Communications, Inc. ●	2,045
77	Plantronics, Inc.	2,854
27	Reald, Inc. ●	298
172	STEC, Inc. ●	847
38	Synaptics, Inc. ●	1,127
179	Ubiquiti Networks, Inc. ●	2,174
		21,721
	Telecommunication Services - 0.5%
104	Alaska Communications Systems Group, Inc.	202
40	Boingo Wireless, Inc. ●	303
30	IDT Corp. Class B	283
120	Iridium Communications, Inc. ●	807
32	Leap Wireless International, Inc. ●	216
15	magicJack VocalTec Ltd. ●	273
31	Primus Telecommunications Group, Inc.	335
		2,419
	Transportation - 2.2%
30	Alaska Air Group, Inc. ●	1,301
20	Allegiant Travel Co. ●	1,476
161	Avis Budget Group, Inc. ●	3,183
44	Hawaiian Holdings, Inc. ●	290
48	Marten Transport Ltd.	885
54	Republic Airways Holdings, Inc. ●	309
25	Spirit Airlines, Inc. ●	443
60	US Airways Group, Inc. ●	814
127	Werner Enterprises, Inc.	2,744
		11,445
	Utilities - 0.5%
55	UNS Energy Corp.	2,318

	Total common stocks
	(cost $441,037)	$508,587

	Total long-term investments
	(cost $441,037)	$508,587

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $101, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $103)
$101	0.19%, 12/31/2012	$101
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $717, collateralized by FHLMC
2.50% - 5.50%, 2019 - 2042, FNMA 0.76%
- 6.11%, 2016 - 2042, GNMA 3.50%, 2042,
	value of $731)
717	0.23%, 12/31/2012	717
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $224, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $229)
224	0.20%, 12/31/2012	224
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,411, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $1,440)
1,411	0.17%, 12/31/2012	1,411
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $29, collateralized by FNMA 3.00%, 2032, value of $30)
29	0.25%, 12/31/2012	29
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $993, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $1,013)
993	0.20%, 12/31/2012	993
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $869, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $887)
869	0.21%, 12/31/2012	869
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $17, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $17)
17	0.17%, 12/31/2012	17

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.9% - (continued)
Repurchase Agreements - 0.9% - (continued)
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $59, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $60)
$59	0.25%, 12/31/2012		$59
			4,420
	Total short-term investments
	(cost $4,420)		$4,420

	Total investments
	(cost $445,457) ▲	100.1%	$513,007
	Other assets and liabilities	(0.1)%	(285)
	Total net assets	100.0%	$512,722

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $449,037 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$92,301
Unrealized Depreciation	(28,331)
Net Unrealized Appreciation	$63,970

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$508,587	$508,587	$–	$–
Short-Term Investments	4,420	–	4,420	–
Total	$513,007	$508,587	$4,420	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund

Statement of Assets and Liabilities

December 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $445,457)	$513,007
Cash	36
Receivables:
Investment securities sold	17,490
Fund shares sold	253
Dividends and interest	73
Other assets	—
Total assets	530,859
Liabilities:
Payables:
Investment securities purchased	17,483
Fund shares redeemed	541
Investment management fees	60
Distribution fees	7
Accrued expenses	46
Total liabilities	18,137
Net assets	$512,722
Summary of Net Assets:
Capital stock and paid-in-capital	$383,829
Undistributed net investment income	1,858
Accumulated net realized gain	59,485
Unrealized appreciation of investments	67,550
Net assets	$512,722
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$25.44
Shares outstanding	14,869
Net assets	$378,318
Class IB: Net asset value per share	$25.14
Shares outstanding	5,347
Net assets	$134,404

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund

Statement of Operations

For the Year Ended December 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$5,832
Interest	8
Total investment income, net	5,840

Expenses:
Investment management fees	3,354
Transfer agent fees	5
Distribution fees - Class IB	358
Custodian fees	17
Accounting services fees	65
Board of Directors' fees	15
Audit fees	13
Other expenses	155
Total expenses (before fees paid indirectly)	3,982
Commission recapture	(17)
Total fees paid indirectly	(17)
Total expenses, net	3,965
Net Investment Income	1,875

Net Realized Gain on Investments:	82934000
Net realized gain on investments	82,934
Net Realized Gain on Investments	82,934

Net Changes in Unrealized Appreciation of Investments:	2,044
Net unrealized appreciation of investments	2,044
Net Changes in Unrealized Appreciation of Investments	2,044
Net Gain on Investments	84,978
Net Increase in Net Assets Resulting from Operations	$86,853

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income (loss)	$1,875	$(812)
Net realized gain on investments	82,934	97,991
Net unrealized appreciation (depreciation) of investments	2,044	(85,821)
Net Increase in Net Assets Resulting from Operations	86,853	11,358
Capital Share Transactions:
Class IA
Sold	36,617	85,527
Redeemed	(120,147)	(164,493)
Total capital share transactions	(83,530)	(78,966)
Class IB
Sold	15,962	38,945
Redeemed	(48,247)	(61,664)
Total capital share transactions	(32,285)	(22,719)
Net decrease from capital share transactions	(115,815)	(101,685)
Net Decrease in Net Assets	(28,962)	(90,327)
Net Assets:
Beginning of period	541,684	632,011
End of period	$512,722	$541,684
Undistributed (distribution in excess of)
net investment income	$1,858	$—
Shares:
Class IA
Sold	1,514	3,824
Redeemed	(4,993)	(7,372)
Total share activity	(3,479)	(3,548)
Class IB
Sold	668	1,765
Redeemed	(2,030)	(2,791)
Total share activity	(1,362)	(1,026)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements

December 31, 2012

(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

14

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief

15

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of December 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income

17

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2012, are as follows:

Amount
Undistributed Ordinary Income	$1,858
Undistributed Long-Term Capital Gain	63,065
Unrealized Appreciation*	63,970
Total Accumulated Earnings	$128,893

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(17)
Accumulated Net Realized Gain (Loss)	305
Capital Stock and Paid-in-Capital	(288)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

During the year ended December 31, 2012, the Fund utilized $20,567 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.700%
On next $4.9 billion	0.600%
On next $5 billion	0.580%
Over $10 billion	0.570%

19

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.67%
Class IB	0.92

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the

20

Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37%	35.04%

7.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$454,444
Sales Proceeds Excluding U.S. Government Obligations	568,532

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

11.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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23

Hartford SmallCap Growth HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class(A)	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$21.67	$0.11	$3.66	$3.77	$–	$–	$–	$–	$25.44
IB	21.47	0.04	3.63	3.67	–	–	–	–	25.14

For the Year Ended December 31, 2011
IA	21.37	(0.02)	0.32	0.30	–	–	–	–	21.67
IB	21.22	(0.07)	0.32	0.25	–	–	–	–	21.47

For the Year Ended December 31, 2010
IA	15.65	–	5.72	5.72	–	–	–	–	21.37
IB	15.58	(0.04)	5.68	5.64	–	–	–	–	21.22

For the Year Ended December 31, 2009
IA	11.57	0.01	4.08	4.09	(0.01)	–	–	(0.01)	15.65
IB	11.53	(0.03)	4.08	4.05	–	–	–	–	15.58

For the Year Ended December 31, 2008
IA	18.71	0.05	(7.00)	(6.95)	(0.07)	(0.12)	–	(0.19)	11.57
IB	18.66	–	(6.96)	(6.96)	(0.05)	(0.12)	–	(0.17)	11.53

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

17.40%		$378,318	0.67%	0.67%	0.41%	85%
17.10		134,404	0.92	0.92	0.16	–

1.42		397,662	0.67	0.67	(0.07)	62
1.17		144,022	0.92	0.92	(0.32)	–

36.56		467,888	0.68	0.68	0.03	66
36.21		164,123	0.93	0.93	(0.22)	–

35.39	(E)	408,754	0.68	0.68	0.06	73
35.06	(E)	140,368	0.93	0.93	(0.19)	–

(37.42)		332,330	0.64	0.64	0.24	99
(37.57)		115,827	0.89	0.89	(0.01)	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford SmallCap Growth HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford SmallCap Growth HLS Fund (one of the portfolios constituting the Hartford HLS Series Fund II, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 15, 2013

26

Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford SmallCap Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,006.99	$3.36	$1,000.00	$1,021.79	$3.38	0.67%	184	366
Class IB	$1,000.00	$1,006.85	$4.62	$1,000.00	$1,020.53	$4.65	0.92%	184	366

30

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford SmallCap Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund

34

officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

Hartford SmallCap Growth HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-SCG12 2-13 113552 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford U.S. Government Securities HLS Fund

2012 Annual Report

December 31, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

U.S. equities continued their march higher in the second half of 2012, as the S&P 500 closed up 15.99% for the year, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

Consumers in the U.S. strengthened their balance sheets in 2012 as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he immediately had some difficult issues to tackle including the ramifications of the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts that were scheduled to become effective December 31, 2012.

Now that the fiscal cliff situation has been resolved, the focus has shifted once again to raising the debt ceiling–the amount of money the nation needs to borrow to continue paying our bills. Negotiations around raising the debt limit will lead to another debate between Democrats and Republicans about the extent of spending cuts needed to get our fiscal house in order.

These political debates can leave investors uncertain about their next move. Perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 12/31/02 - 12/31/12

The chart above represents the hypothetical growth of a $10,000 investment in class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/12)

	1 Year	5 Year	10 Year
U.S. Government Securities IA	3.70%	3.00%	2.91%
U.S. Government Securities IB	3.44%	2.75%	2.66%
Barclays Intermediate Government Bond Index	1.73%	4.51%	4.10%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordinvestor.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2012, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index (formerly known as Barclays Capital Intermediate Government Bond Index) is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2012, the net total annual operating expense ratios for Class IA and Class IB shares were 0.48% and 0.73%, respectively, and the gross total annual operating expense ratios for Class IA and Class IB shares were 0.48% and 0.73%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2012.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect until April 30, 2013, and automatically renew for one-year terms unless terminated by the Fund’s Investment Advisor (Hartford Funds Management Company, LLC). For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford U.S. Government Securities HLS Fund

Manager Discussion

December 31, 2012 (Unaudited)

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 3.70% for the twelve-month period ended December 31, 2012, outperforming its benchmark, the Barclays Intermediate Government Bond Index, which returned 1.73% for the same period. The Fund also outperformed the 2.80% return of the average fund in the Lipper VP-UF General U..S Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues, including Treasury Inflation Protected Securities.

Why did the Fund perform this way?

Risk assets performed well in 2012 owing to aggressive central bank actions, modest economic growth in the U.S., and reduced tail risks in Europe. In particular, the European Central Bank (ECB)’s rate cut and announced outright monetary transactions (OMT) helped calm investor fears over a potentially large, negative outcome in the European debt crisis. An agreement by eurozone finance ministers on a bailout deal for Greece, which signaled their commitment to ensure Greece remains in the eurozone, further fanned market optimism.

The year was also marked by important political events in the U.S. including the elections in November and the fiscal cliff negotiations, which kept markets on edge particularly in December, as it threatened to push the economy back into recession. On January 1, 2013, the House of Representatives passed legislation averting tax increases for most U.S. taxpayers while delaying spending cuts.

The U.S. Federal Reserve (Fed) remained extremely accommodative throughout the year given the fragile state of the global economic recovery. The Fed announced plans to purchase additional mortgage-backed securities and Treasury securities through a third round of quantitative easing (QE3), significantly expanding the size of its balance sheet. Additionally, the Fed adopted inflation and unemployment-rate thresholds in place of its mid-2015 forward rate guidance, noting that it would keep rates unchanged for at least as long as unemployment remains above 6.5% and inflation projections stay near the Fed’s 2% target.

U.S. economic releases generally showed modest improvement throughout the period, highlighted by a recovery in the housing market. Home prices showed their first year-over-year gain (excluding short-term blips caused by homebuyer tax credits) since late 2006, aided by increased home sales and reduced inventory. Meanwhile, the unemployment rate declined by 0.70 percentage points to 7.8% as the labor market continued its slow recovery. Manufacturing activity slowed over the year, service sector growth picked up some, and consumer confidence edged up amid a healing jobs market.

Treasury yields were mixed over the period as the 30-year yield rose 6 basis points, while 5-year and 10-year yields fell 11 and 12 basis points, respectively. All of the major fixed income spread sectors posted strong absolute gains and outperformed Treasuries on a duration-adjusted basis.

The primary drivers of the Fund’s outperformance were its mortgage backed securities (MBS) and structured finance exposures. The agency MBS sector experienced strong performance on the heels of continued Fed purchases, contained supply and favorable fundamental trends. The Fund’s overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to this sector was positive for benchmark-relative performance. The Fund’s allocation to non-agency Residential MBS (RMBS) was also a contributor to relative results as the sector benefited from broad-based investor demand amid low market yields and positive home-price momentum. Exposures to Commercial MBS (CMBS), Federal National Mortgage Association Delegated Underwriting and Servicing , agency debt and Treasury Inflation Protected Securities also contributed positively to relative returns. Additionally, we exited two sub-prime Collateralized Debt Obligations (CDOs) in March which contributed to relative performance. We use Treasury futures and interest rate swaps to manage duration and yield curve exposure. The Fund’s duration and yield curve positioning detracted modestly from relative performance.

What is the outlook?

We continue to believe that agency MBS will outperform U.S. Treasuries over the long run by providing extra income. We believe that valuations on agency MBS at the end of the period were fair given the favorable conditions for the sector;

3

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

December 31, 2012 (Unaudited)

overall, we remained positive on MBS given the favorable fundamental trends and strong technical support with demand continuing to outpace supply. In addition, reduced prepayment risk, mortgage capacity constraints, contained volatility, and a stable rate environment all contributed to our favorable outlook for agency MBS at the end of the period. Stable income, strong liquidity and the imbedded strong financing due to Fed purchases make MBS an attractive investment to own. However, we believe these attributes are increasingly priced into the agency MBS sector as evidenced by tighter spreads and average option adjusted spreads. Still, low rate volatility, supply/demand technicals, slower than historical prepayment and government reform continue to aid the sector and support valuations. In terms of positioning within the sector, we will look to add new issue MBS coupons, where the Fed’s buying is focused, until the sector reaches what we believe to be the full price potential.

We continued to like non-agency RMBS at the end of the period. Fundamentals for the U.S. housing sector continue to improve. Affordability is at all-time highs, home sales are gaining momentum, and inventories are slowly but steadily shrinking. The balance between supply and demand keeps improving as inventories shrink and buyer appetite rises, aided by record-low mortgage rates and high rents. Although the outsized returns of 2012 pushed valuations up from historically cheap toward closer to fair value, improved fundamentals and strong technical factors remain supportive of forward return potential. We believe non-agency RMBS is favorably positioned to perform well versus other fixed income asset classes, even if the housing recovery is modest going forward. Longer-term returns should be stabilized by the high income generated by these assets.

We remained positive on the long-term outlook for the U.S. commercial mortgage backed securities market with an up-in-quality bias at the end of the period. The Fed’s third wave of quantitative easing, along with an improving macroeconomic outlook, creates a positive technical backdrop for CMBS in an environment of supportive commercial real estate (CRE) fundamentals. We believe an expansion of financing opportunities, high affordability, and multi-decade lows in new construction all bode well for the sector going forward.

As of December 31, 2012, we have increased exposure to asset-backed securities based on stable collateral performance as well as favorable supply/demand technicals. Looking forward, we expect the pace of spread tightening in asset-backed securities to slow, with outperformance expected in niche sectors as investors continue to search for yield.

Distribution by Credit Quality
as of December 31, 2012
Credit Rating *	Percentage of Net Assets
Aaa / AAA	9.5%
Aa / AA	5.1
A	1.1
Baa / BBB	0.8
Caa / CCC or Lower	0.5
Unrated	0.2
U.S. Government Agencies and Securities	95.8
Non-Debt Securities and Other Short-Term Instruments	4.4
Other Assets & Liabilities	(17.4)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of December 31, 2012
Industry	Percentage of Net Assets
Finance and Insurance	16.2%
Transportation Equipment Manufacturing	1.0
U.S. Government Agencies	63.2
U.S. Government Securities	27.6
Short-Term Investments	9.4
Other Assets and Liabilities	(17.4)
Total	100.0%

4

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.2%
	Finance and Insurance - 16.2%
	Ally Master Owner Trust
$10,175	1.54%, 09/15/2019	$10,211
	American Credit Acceptance Receivables
4,995	1.64%, 11/15/2016 ■	4,996
	AmeriCredit Automobile Receivables Trust
3,940	1.12%, 11/08/2017	3,937
5,000	1.78%, 03/08/2017	5,078
	Cal Funding II Ltd.
4,976	3.47%, 10/25/2027 ■	5,071
	Carmax Automotive Owner Trust
13,400	0.79%, 04/16/2018 ‡	13,385
	Carnow Automotive Receivables Trust
1,360	2.09%, 01/15/2015 ■	1,361
	Credit Acceptance Automotive Loan Trust
1,336	2.20%, 09/16/2019 ■	1,344
3,595	2.21%, 09/15/2020 ■	3,634
	DBUBS Mortgage Trust
10,574	3.74%, 11/10/2046 ■	11,437
	Ford Credit Automotive Owner Trust
8,025	1.01%, 05/15/2018	8,013
4,200	1.27%, 12/15/2017	4,235
	Ford Credit Floorplan Master Owner Trust
900	1.11%, 01/15/2016 Δ	902
1,840	1.49%, 09/15/2019	1,850
695	2.32%, 01/15/2017 Δ	719
	FREMF Mortgage Trust
2,040	3.95%, 05/25/2019 ■	2,124
	Huntington Automotive Trust
1,240	1.07%, 02/15/2018	1,239
	Master Asset Backed Securities Trust
578	2.91%, 05/25/2033 Δ	559
	Merrill Lynch Mortgage Trust
8,900	5.44%, 11/12/2037 Δ	9,892
	Morgan Stanley Capital I
1,727	1.71%, 11/25/2032 Δ	1,533
	Nissan Automotive Lease Trust
20,115	0.74%, 09/17/2018 ‡	20,114
	Santander Drive Automotive Receivables Trust
8,226	1.33%, 05/15/2017	8,225
	Springleaf Mortgage Loan Trust
6,181	1.57%, 12/25/2059 ■	6,215
6,985	2.22%, 10/25/2057 ■	7,195
	Structured Asset Securities Corp.
2,205	1.71%, 02/25/2033 Δ	2,076
	Thornburg Mortgage Securities Trust
9,925	2.48%, 04/25/2045 Δ	10,047
	WaMu Mortgage Pass Through Certificates
3,397	2.12%, 03/25/2033 Δ	3,413
	Wamu Mortgage Pass-Through Certificates
3,848	2.48%, 10/25/2035 Δ	3,567
	Wells Fargo Mortgage Backed Securities Trust
4,435	2.49%, 09/25/2033 Δ	4,513
	Westlake Automobile Receivables Trust
4,910	1.03%, 03/15/2016 ■	4,915
	World Omni Automotive Receivables Trust
1,430	1.06%, 09/16/2019	1,431
		163,231

	Transportation Equipment Manufacturing - 1.0%
	GE Equipment Transportation LLC
10,625	0.81%, 09/24/2020	10,644

	Total asset & commercial mortgage backed securities
	(cost $172,227)	$173,875

U.S. GOVERNMENT AGENCIES - 63.2%
	FHLMC - 19.2%
$90,000	0.50%, 10/15/2013	$90,226
13,841	1.57%, 01/25/2022	14,093
6,000	3.50%, 11/15/2025	6,571
351	4.50%, 12/01/2018	374
16,919	5.50%, 05/15/2033 Ф	19,871
37,617	5.50%, 06/01/2034 - 06/01/2041	40,656
12,975	6.00%, 10/01/2021 - 09/01/2034	14,441
4,964	6.50%, 09/01/2014 - 09/01/2032	5,690
816	7.00%, 10/01/2026 - 11/01/2032	961
15	7.50%, 05/01/2024 - 06/01/2025	18
35	8.00%, 08/01/2024 - 10/01/2024	39
1	8.50%, 10/01/2024	1
21	10.00%, 11/01/2020	21
		192,962
	FNMA - 32.1%
8,700	1.49%, 03/01/2018	8,897
3,545	2.22%, 10/01/2022	3,587
8,570	2.25%, 10/01/2022	8,684
3,570	2.31%, 10/01/2022	3,635
2,376	2.35%, 10/01/2022	2,426
746	2.40%, 10/01/2022	764
115,000	2.50%, 01/12/2028 ☼	120,247
1,080	2.52%, 10/01/2022	1,115
2,165	2.56%, 01/01/2019	2,310
19,000	3.00%, 01/15/2043 ☼	19,908
23,500	3.50%, 01/15/2041 ☼	25,054
8,004	3.74%, 06/01/2018	9,017
68,828	5.00%, 08/01/2018 - 05/01/2038	74,831
6,871	5.50%, 08/01/2015 - 04/01/2036	7,448
23,089	6.00%, 09/01/2013 - 02/01/2037	25,639
1,221	6.50%, 06/25/2029 Ф	1,394
6,529	6.50%, 05/01/2013 - 09/01/2032	7,482
888	7.00%, 11/01/2013 - 02/01/2032	1,032
29	7.50%, 06/01/2023	34
143	8.00%, 10/01/2029 - 02/01/2031	173
3	8.50%, 04/01/2017	3
31	9.00%, 08/01/2020 - 09/01/2021	32
4	9.75%, 07/01/2020	3
		323,715
	GNMA - 11.9%
11,500	3.50%, 01/15/2041 ☼	12,493
38,386	4.00%, 08/20/2040 - 09/20/2040	42,080
45,263	4.50%, 10/20/2040	50,048
2,868	5.00%, 01/20/2034	3,159

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 63.2% - (continued)
	GNMA - 11.9% - (continued)
$3,138	5.50%, 09/20/2033		$3,571
2,055	6.00%, 01/15/2033 - 02/15/2033		2,318
3,332	6.50%, 12/15/2028 - 01/15/2032		3,886
1,385	7.00%, 06/20/2030 - 10/15/2032		1,648
442	7.50%, 04/15/2022 - 04/20/2030		510
60	8.50%, 09/15/2019 - 03/15/2030		66
			119,779
	Total U.S. government agencies
	(cost $620,576)		$636,456

U.S. GOVERNMENT SECURITIES - 27.6%
Other Direct Federal Obligations - 13.2%
	FHLB - 13.2%
$16,335	1.75%, 12/14/2018		$16,929
20,665	4.13%, 03/13/2020		24,539
26,000	5.25%, 12/09/2022		33,562
50,000	5.38%, 05/18/2016		58,239
			133,269
U.S. Treasury Securities - 14.4%
	U.S. Treasury Notes - 14.4%
62,267	0.88%, 12/31/2016 ‡		63,123
9,000	1.00%, 10/31/2016 ‡		9,172
2,980	2.13%, 08/15/2021 ╦‡		3,133
63,600	2.63%, 01/31/2018 ‡		69,602
			145,030
	Total U.S. government securities
	(cost $268,267)		$278,299

	Total long-term investments
	(cost $1,061,070)		$1,088,630

SHORT-TERM INVESTMENTS - 9.4%
Other Direct Federal Obligations- 5.0%
	FFCB
$50,000	0.17%, 1/17/2013		$50,000

Repurchase Agreements - 4.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $1,006, collateralized by FHLMC 3.00%, 2042, FNMA 4.00%, 2042, value of $1,026)
$1,006	0.19%, 12/31/2012		$1,006
Bank of Montreal TriParty Repurchase
Agreement (maturing on 01/02/2013 in the
amount of $7,155, collateralized by
FHLMC 2.50% - 5.50%, 2019 - 2042,
FNMA 0.76% - 6.11%, 2016 - 2042,
	GNMA 3.50%, 2042, value of $7,297)
7,155	0.23%, 12/31/2012		7,155
	Barclays Capital TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $2,238, collateralized by U.S. Treasury Note 2.00% - 2.13%, 2016, value of $2,283)
2,238	0.20%, 12/31/2012		2,238
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $14,095, collateralized by U.S. Treasury Note 1.88% - 4.13%, 2015 - 2018, value of $14,376)
14,095	0.17%, 12/31/2012		14,095
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $290, collateralized by FNMA 3.00%, 2032, value of $296)
290	0.25%, 12/31/2012		290
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $9,917, collateralized by U.S. Treasury Note 0.50% - 2.75%, 2013 - 2019, value of $10,115)
9,917	0.20%, 12/31/2012		9,917
	TD Securities TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $8,682, collateralized by FHLMC 3.50% - 6.00%, 2036 - 2042, FNMA 0.22% - 5.50%, 2013 - 2042, value of $8,856)
8,682	0.21%, 12/31/2012		8,682
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2013 in the amount of $167, collateralized by U.S. Treasury Bill 0.75%, 2013, value of $171)
167	0.17%, 12/31/2012		167
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 01/02/2013 in the amount of $592, collateralized by FNMA 2.50%, 2027, GNMA 3.00%, 2042, value of $604)
592	0.25%, 12/31/2012		592
			44,142
	Total short-term investments
	(cost $94,138)		$94,142

	Total investments
	(cost $1,155,208) ▲	117.4%	$1,182,772
	Other assets and liabilities	(17.4)%	(175,100)
	Total net assets	100.0%	$1,007,672

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2012, the cost of securities for federal income tax purposes was $1,155,368 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,244
Unrealized Depreciation	(840)
Net Unrealized Appreciation	$27,404

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2012, the aggregate value of these securities was $48,292, which represents 4.8% of total net assets.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $177,521 at December 31, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Futures Contracts Outstanding at December 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	546	03/28/2013	$120,343	$120,376	$33
U.S. Treasury 5-Year Note Future	526	03/28/2013	65,525	65,442	(83)
					$(50)
Short position contracts:
U.S. Treasury 10-Year Note Future	87	03/19/2013	$11,550	$11,552	$(2)
					$(52)

* The number of contracts does not omit 000's.

Cash of $345 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at December 31, 2012.

Interest Rate Swap Contracts Outstanding at December 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	0.38% Fixed	3M USD LIBOR	143,800	11/15/14	$–	$(16)	$(16)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2012

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Currency Abbreviations:
USD	U.S. Dollar

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$173,875	$–	$151,382	$22,493
U.S. Government Agencies	636,456	–	636,456	–
U.S. Government Securities	278,299	–	278,299	–
Short-Term Investments	94,142	–	94,142	–
Total	$1,182,772	$–	$1,160,279	$22,493
Futures *	33	33	–	–
Total	$33	$33	$–	$–
Liabilities:
Futures *	85	85	–	–
Interest Rate Swaps *	16	–	16	–
Total	$101	$85	$16	$–

♦	For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$13,988	$(14,024)	$20,369	*	$3	$18,999	$(16,842)	$—	$—	$22,493
Total	$13,988	$(14,024)	$20,369		$3	$18,999	$(16,842)	$—	$—	$22,493

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2012 was $926.

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund

Statement of Assets and Liabilities

December 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,155,208)	$1,182,772
Cash	345	*
Receivables:
Investment securities sold	72,206
Fund shares sold	208
Dividends and interest	3,066
Variation margin	23
Total assets	1,258,620
Liabilities:
Unrealized depreciation on swap contracts	16
Bank overdraft	1
Payables:
Investment securities purchased	249,727
Fund shares redeemed	1,052
Investment management fees	86
Distribution fees	8
Accrued expenses	58
Total liabilities	250,948
Net assets	$1,007,672
Summary of Net Assets:
Capital stock and paid-in-capital	$1,108,460
Undistributed net investment income	18,548
Accumulated net realized loss	(146,832)
Unrealized appreciation of investments	27,496
Net assets	$1,007,672
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.75
Shares outstanding	77,522
Net assets	$833,735
Class IB: Net asset value per share	$10.71
Shares outstanding	16,241
Net assets	$173,937

* Cash of $345 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund

Statement of Operations

For the Year Ended December 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$—
Interest	17,802
Total investment income, net	17,802

Expenses:
Investment management fees	4,731
Distribution fees - Class IB	462
Custodian fees	8
Accounting services fees	127
Board of Directors' fees	27
Audit fees	16
Other expenses	194
Total expenses (before fees paid indirectly)	5,565
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	5,565
Net Investment Income	12,237

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	4,780
Net realized loss on purchased options	(15)
Net realized gain on futures	1,867
Net realized gain on written options	1,251
Net realized loss on swap contracts	(12)
Net realized gain on foreign currency contracts	921
Net realized loss on other foreign currency transactions	(274)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,518

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	18,903
Net unrealized depreciation of futures	(745)
Net unrealized depreciation of swap contracts	(16)
Net unrealized depreciation of foreign currency contracts	(648)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	17,498
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	26,016
Net Increase in Net Assets Resulting from Operations	$38,253

The accompanying notes are an integral part of these financial statements.

11

Hartford U.S. Government Securities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$12,237	$18,668
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,518	(19,344)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	17,498	56,258
Net Increase in Net Assets Resulting from Operations	38,253	55,582
Distributions to Shareholders:
From net investment income
Class IA	(24,352)	(26,173)
Class IB	(4,613)	(4,982)
Total distributions	(28,965)	(31,155)
Capital Share Transactions:
Class IA
Sold	154,606	173,989
Issued on reinvestment of distributions	24,352	26,173
Redeemed	(259,812)	(351,525)
Total capital share transactions	(80,854)	(151,363)
Class IB
Sold	40,910	35,190
Issued on reinvestment of distributions	4,613	4,982
Redeemed	(67,604)	(81,639)
Total capital share transactions	(22,081)	(41,467)
Net decrease from capital share transactions	(102,935)	(192,830)
Net Decrease in Net Assets	(93,647)	(168,403)
Net Assets:
Beginning of period	1,101,319	1,269,722
End of period	$1,007,672	$1,101,319
Undistributed (distribution in excess of)
net investment income	$18,548	$28,316
Shares:
Class IA
Sold	14,291	16,441
Issued on reinvestment of distributions	2,288	2,480
Redeemed	(24,020)	(33,286)
Total share activity	(7,441)	(14,365)
Class IB
Sold	3,803	3,345
Issued on reinvestment of distributions	435	474
Redeemed	(6,279)	(7,761)
Total share activity	(2,041)	(3,942)

The accompanying notes are an integral part of these financial statements.

12

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements

December 31, 2012

(000’s Omitted)

1.	Organization:

Hartford U.S. Government Securities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

13

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements  – (continued)

December 31, 2012

(000’s Omitted)

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

14

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

15

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2))	Fair Value at December 31, 2012
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	4.1% – 5.3% (4.7%)
	Life expectancy (in months)	28 – 73 (52)	$4,168
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	18,325
Total			$22,493

(1) Significant changes to any observable inputs may result in a significant change to the fair value.

(2) Unless otherswise noted, inputs were weighted based on the fair value of the investments included in the range.

(3) For investments priced using indicative market quotes, these quotes represent the best available estimate of fair value as of December 31, 2012.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class.
16

Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its

17

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. As of December 31, 2012, the Fund did not hold any inflation indexed bonds.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2012.

18

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of December 31, 2012. Transactions involving written options contracts for the Fund during the year ended December 31, 2012, are summarized below:

Options Contract Activity During the Year Ended December 31, 2012
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	3,000	2,157
Expired	—	—
Closed	(3,000)	(2,157)
Exercised	—	—
End of year	—	$—

* The number of contracts does not omit 000's.

19

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of December 31, 2012.

20

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$23	$—	$—	$—	$—	$—	$23
Total	$23	$—	$—	$—	$—	$—	$23

Liabilities:
Unrealized depreciation on swap contracts	$16	$—	$—	$—	$—	$—	$16
Total	$16	$—	$—	$—	$—	$—	$16

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(52) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(15)	$—	$—	$—	$—	$—	$(15)
Net realized gain on futures	1,867	—	—	—	—	—	1,867
Net realized gain on written options	1,251	—	—	—	—	—	1,251
Net realized loss on swap contracts	(12)	—	—	—	—	—	(12)
Net realized gain on foreign currency contracts	—	921	—	—	—	—	921
Total	$3,091	$921	$—	$—	$—	$—	$4,012

Net Change in Unrealized Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(745)	$—	$—	$—	$—	$—	$(745)
Net change in unrealized depreciation of swap contracts	(16)	—	—	—	—	—	(16)
Net change in unrealized depreciation of foreign currency contracts	—	(648)	—	—	—	—	(648)
Total	$(761)	$(648)	$—	$—	$—	$—	$(1,409)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income

21

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$28,965	$31,155

22

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18,548
Accumulated Capital and Other Losses*	(146,724)
Unrealized Appreciation†	27,388
Total Accumulated Deficit	$(100,788)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$6,960
Accumulated Net Realized Gain (Loss)	(6,960)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2013	$16,217
2014	15,888
2017	25,163
2018	58,150
Total	$115,418

23

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

Capital loss carryforwards with no expiration:
Amount
Short-Term Capital Loss Carryforward	$470
Long-Term Capital Loss Carryforward	30,836
Total	$31,306

During the year ended December 31, 2012, the Fund utilized $918 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the Fund’s investment manager. HFMC and HL Advisors are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the fiscal year ended December 31, 2012, HL Advisors served as the Fund’s investment manager pursuant to a separate agreement between HL Advisors and the Company. The replacement of HL Advisors with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, the investment manager contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to the investment manager, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2012, (paid for the period March 1, 2012 through December 31, 2012); the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

24

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period January 1, 2012, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced HLIC as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the fiscal year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2012
Class IA	0.48%
Class IB	0.73

e)	Distribution Plan for Class IB shares – Effective January 1, 2013, Hartford Investment Financial Services, LLC (“HIFSCO”) replaced Hartford Securities Distribution Services Company, Inc. (“HSD”) as the Distributor. HSD served as the Fund's principal underwriter and distributor for the fiscal year ended December 31, 2012. The replacement of HSD with HIFSCO did not result in any changes to the distribution services provided to the Fund. HIFSCO and HSD are both wholly owned, ultimate subsidiaries of The Hartford. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, HIFSCO, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

25

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2012

(000’s Omitted)

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended December 31, 2012, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,856,821
Sales Proceeds Excluding U.S. Government Obligations	3,927,929
Cost of Purchases for U.S. Government Obligations	234,189
Sales Proceeds for U.S. Government Obligations	197,118

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

12. Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

27

Hartford U.S. Government Securities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended December 31, 2012
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$–	$–	$(0.31)	$10.75
IB	10.63	0.13	0.23	0.36	(0.28)	–	–	(0.28)	10.71

For the Year Ended December 31, 2011
IA	10.46	0.21	0.30	0.51	(0.29)	–	–	(0.29)	10.68
IB	10.40	0.19	0.29	0.48	(0.25)	–	–	(0.25)	10.63

For the Year Ended December 31, 2010 (E)
IA	10.53	0.28	0.14	0.42	(0.49)	–	–	(0.49)	10.46
IB	10.48	0.25	0.12	0.37	(0.45)	–	–	(0.45)	10.40

For the Year Ended December 31, 2009
IA	10.19	0.40	(0.06)	0.34	–	–	–	–	10.53
IB	10.16	0.39	(0.07)	0.32	–	–	–	–	10.48

For the Year Ended December 31, 2008
IA	11.15	0.44	(0.51)	(0.07)	(0.89)	–	–	(0.89)	10.19
IB	11.10	0.18	(0.29)	(0.11)	(0.83)	–	–	(0.83)	10.16

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.

28

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

3.70%	$833,735	0.48%	0.48%	1.20%	86%
3.44	173,937	0.73	0.73	0.95	–

4.87	907,046	0.48	0.48	1.61	426
4.61	194,273	0.73	0.73	1.36	–

3.79	1,038,534	0.47	0.47	2.59	270
3.53	231,188	0.72	0.72	2.34	–

3.38	1,132,301	0.49	0.49	3.63	151
3.12	274,898	0.74	0.74	3.39	–

(0.64)	1,243,275	0.46	0.46	4.56	83
(0.89)	334,013	0.71	0.71	4.31	–

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford U.S. Government Securities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Fund)) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford U.S. Government Securities HLS Fund (one of the portfolios constituting the Hartford HLS Series Fund II, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 15, 2013

30

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer of the Fund on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer of the Fund until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(3)

Mr. Melcher currently serves as Vice President of HFMC. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(3) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013.

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Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010 (4)

Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity and Chief Compliance Officer of Separate Accounts of HLIC. Ms. Pernerewski served as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors until September 2012. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

(4) Ms. Pernerewski served as Vice President and Chief Compliance Officer of the Fund until February 6, 2013.

Laura S. Quade (1969) Vice President since 2012(5)

Ms. Quade currently serves as Assistant Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Assistant Vice President of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(5) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC, HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Hartford U.S. Government Securities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2012 through December 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Beginning Account Value June 30, 2012	Ending Account Value December 31, 2012	Expenses paid during the period June 30, 2012 through December 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,001.12	$2.43	$1,000.00	$1,022.71	$2.46	0.48%	184	366
Class IB	$1,000.00	$1,000.99	$3.69	$1,000.00	$1,021.45	$3.73	0.73%	184	366

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Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford U.S. Government Securities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)– (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 40 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 1-, 3- and 5-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 5-year period and that its performance was in line with the benchmark for the 1- and 3-year periods. HL Advisors noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The

36

Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HL Advisors and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

37

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)– (continued)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the 1940 Act requires that each mutual fund’s board of directors, including a majority of the Independent Directors approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to terminate the existing Agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing Sub-adviser, Wellington Management Company, LLP (together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HL Advisors as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing Agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund

38

performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HL Advisors and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HL Advisors prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July-August 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HL Advisors and the Sub-adviser; (ii) performance of the Fund, HL Advisors and the Sub-adviser; (iii) costs of the services and profitability of HL

Advisors and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HL Advisors and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

Hartford U.S. Government Securities HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

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HARTFORD HLS FUNDS c/o The Hartford Wealth Management - Global Annuities P.O. Box 14293 Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-USGS12 2-13 113556 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $60,600 for the fiscal year ended December 31, 2011; $62,892 for the fiscal year ended December 31, 2012.

(b)	Audit Related Fees: $4,735 for the fiscal year ended December 31, 2011; $1,809 for the fiscal year ended December 31, 2012. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $11,400 for the fiscal year ended December 31, 2011; $11,400 for the fiscal year ended December 31, 2012.

(d)	All Other Fees: $0 for the fiscal year ended December 31, 2011; $0 for the fiscal year ended December 31, 2012.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2012, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $1,227,000 for the fiscal year ended December 31, 2011; $2,181,492 for the fiscal year ended December 31, 2012.

(h)	The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b) Section 906 certification.

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approved Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: February 11, 2013	By:	/s/ Mark. A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approved Policies and Procedures